SHARE PURCHASE AGREEMENT

                                      AMONG

                          HOMEBASE WORK SOLUTIONS LTD.

                    THE CONTROLLING SHAREHOLDERS NAMED HEREIN

                                       AND

                           INFOCAST CANADA CORPORATION

                                       AND

                              INFOCAST CORPORATION



                            DATED AS OF MAY 13, 1999

                                TABLE OF CONTENTS

ARTICLE I
    DEFINITIONS................................................................1
    Section 1.01    Definitions................................................1
    Section 1.02    Accounting Principles......................................4

ARTICLE II
    AGREEMENT TO SELL AND PURCHASE THE PURCHASED SHARES........................9
    Section 2.01    Sale and Purchase of the Purchased Shares..................9
    Section 2.02    Purchase Price............................................10

ARTICLE III
    CLOSING...................................................................10

ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF THE COMPANY
    AND THE CONTROLLING SHAREHOLDERS..........................................10
    Section 4.01    Organization, Good Standing and Qualification
                    of the Company............................................10
    Section 4.02    Articles of Incorporation and By-Laws; Records............11
    Section 4.03    Capitalization............................................12
    Section 4.04    Authority; Binding Nature of Agreements...................13
    Section 4.05    Non-Contravention; Consents...............................13
    Section 4.06    Proprietary Rights; Proprietary Information
                    and Inventions Agreement..................................15
    Section 4.07    Proceedings; Orders.......................................16
    Section 4.08    Sale of Purchased Shares Valid............................16
    Section 4.09    Financial Statements......................................17
    Section 4.10    Title to Assets...........................................18
    Section 4.11    Material Contracts........................................18
    Section 4.12    Employees; Employee Benefits..............................20
    Section 4.13    Receivables; Major Customers..............................21
    Section 4.14    Major Suppliers...........................................22
    Section 4.15    Compliance With Requirement of Laws.......................22
    Section 4.16    Governmental Authorizations...............................23
    Section 4.17    Tax Matters...............................................23
    Section 4.18    Securities Laws Compliance;
                    Registration Rights.......................................26
    Section 4.19    Finders and Brokers.......................................26

                                       i
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    Section 4.20    Environmental Compliance..................................26
    Section 4.21    Insurance.................................................26
    Section 4.22    Related Party Transactions................................28
    Section 4.23    Absence of Changes........................................28
    Section 4.24    Controlling Shareholders..................................30
    Section 4.25    Powers of Attorney........................................31
    Section 4.26    Full Disclosure...........................................32
    Section 4.27    Investment Representations................................32
    Section 4.28    Corporate Governance......................................33

ARTICLE V
    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
    AND INFOCAST..............................................................33
    Section 5.01    Organization, Good Standing and
                    Qualification of the Purchaser............................33
    Section 5.02    Capitalization............................................33
    Section 5.03    Authority; Binding Nature of Agreements...................34
    Section 5.04    Non-Contravention; Consents...............................34
    Section 5.05    Proceedings; Orders.......................................35
    Section 5.06    Sale of Exchangeable Shares Valid.........................35
    Section 5.07    Investment Representations................................35
    Section 5.08    Consents..................................................36
    Section 5.09    Organization, Good Standing
                    and Qualification of InfoCast.............................36
    Section 5.10    Articles of Incorporation and By-Laws;
                    Records...................................................37
    Section 5.11    Capitalization............................................38
    Section 5.12    Authority; Binding Nature of Agreements...................38
    Section 5.13    Non-Contravention; Consents...............................38
    Section 5.14    Proprietary Rights; Proprietary
                    Information and Inventions Agreement......................39
    Section 5.15    Proceedings; Orders.......................................40
    Section 5.16    Sale of Purchased Shares Valid............................41
    Section 5.17    Financial Statements......................................41
    Section 5.18    Title to Assets...........................................42
    Section 5.19    InfoCast Material Contracts...............................42
    Section 5.20    Employees and Employee Benefits...........................43
    Section 5.21    Compliance With Requirement of Laws.......................45
    Section 5.22    Tax Matters...............................................45
    Section 5.23    Securities Laws Compliance;
                    Registration Rights.......................................47
    Section 5.24    Insurance.................................................48
    Section 5.25    Absence of Changes........................................49
    Section 5.26    Full Disclosure...........................................51
    Section 5.27    Corporate Governance......................................51
                                       ii

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ARTICLE VI
    PRE-CLOSING COVENANTS OF THE COMPANY
    AND THE CONTROLLING SHAREHOLDERS..........................................52
    Section 6.01    Access and Investigation..................................52
    Section 6.02    Operation of Business.....................................52
    Section 6.03    Filings and Consents......................................54
    Section 6.04    Notification of Events or Conditions......................54
    Section 6.05    Payment of Indebtedness by Related Parties................55
    Section 6.06    No Negotiation............................................55
    Section 6.07    Best Efforts..............................................56
    Section 6.08    Confidentiality...........................................56

ARTICLE VII
    PRE-CLOSING COVENANTS OF THE PURCHASER AND INFOCAST.......................56
    Section 7.01    Filings and Consents......................................56
    Section 7.02    Access and Investigation..................................57
    Section 7.03    Operation of Business.....................................57
    Section 7.04    Filings and Consents......................................59
    Section 7.05    Notification of Events or Conditions......................59
    Section 7.06    Best Efforts..............................................60

ARTICLE VIII
    CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING..........................60
    Section 8.01    Representations and Warranties;
                    Performance of Obligations................................60
    Section 8.02    Consents, Permits, Waivers and Approvals..................60
    Section 8.03    Delivery of Certificates Evidencing
                    Purchased Shares..........................................61
    Section 8.04    Delivery of Employment Agreements.........................61
    Section 8.05    Compliance Certificate....................................61
    Section 8.06    Corporate Documents.......................................61
    Section 8.07    Exchange Agreement........................................61
    Section 8.08    Proceedings and Documents.................................61
    Section 8.09    Delivery of Non-Controlling Shareholder
                    Letters of Transmittal....................................62

ARTICLE IX
    CONDITIONS TO THE SELLINGSHAREHOLDER'S OBLIGATIONS AT CLOSING.............62
    Section 9.01    Representations and Warranties;
                    Performance of Obligations................................62
    Section 9.02    Consents, Permits, Waivers and Approvals..................62
    Section 9.03    Delivery of Certificates Evidencing
                    Exchangeable Shares.......................................62

    Section 9.04    Compliance Certificate of Purchaser.......................63
    Section 9.05    Compliance Certificate of InfoCast........................63
    Section 9.06    Corporate Documents.......................................63
    Section 9.07    Exchange Agreement........................................63
    Section 9.08    Proceedings and Documents.................................63
    Section 9.09    Homebase Governance.......................................64
    Section 9.10    Darcy Galvon - Co-Chairman of InfoCast....................64

ARTICLE X
    INDEMNIFICATION, ETC......................................................64
    Section 10.01   Survival of Representations and Warranties................64
    Section 10.02   Indemnification by Controlling Shareholders...............64
    Section 10.03   Indemnification by the Purchaser and InfoCast.............65
    Section 10.04   Interest..................................................66
    Section 10.05   Defense of Third Party Claims.............................66

ARTICLE XI
    MISCELLANEOUS.............................................................67
    Section 11.01   Tax Elections.............................................67
    Section 11.02   Termination...............................................68
    Section 11.03   Governing Law.............................................68
    Section 11.04   Jurisdiction; Venue.......................................68
    Section 11.05   Successors and Assigns....................................69
    Section 11.06   Entire Agreement..........................................69
    Section 11.07   Severability..............................................69
    Section 11.08   Amendment and Waiver......................................69
    Section 11.09   Notices...................................................69
    Section 11.10   Counterparts..............................................71
    Section 11.11   Attorney's Fees...........................................71
    Section 11.12   Delays or Omissions.......................................71
    Section 11.13   Remedies Cumulative.......................................72
    Section 11.14   Ontario Securities Law Matters............................72

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                                    SCHEDULES

Schedule 1          Name and Addresses of Selling Shareholders

Schedule 2.01       Purchased Shares

Schedule 2.02       Purchase Price

Schedule 4.01(b)    Board of Directors; Committees; Officers

Schedule 4.01(d)    Investments

Schedule 4.05(b)    Consents

Schedule 4.06       Proprietary Assets

Schedule 4.10       Leases and Licensed Assets

Schedule 4.11       Material Contracts

Schedule 4.12       Employees; Employee Benefits

Schedule 4.13       Accounts Receivable; Major Customers

Schedule 4.14       Major Suppliers

Schedule 4.16       Government Authorizations

Schedule 4.17       Tax Matters

Schedule 4.21       Insurance

Schedule 4.22       Related Party Transactions

Schedule 4.23       Absence of Changes

Schedule 5.04       Purchaser Consents

Schedule 5.09(b)    InfoCast Board of Directors; Committees; Officers

Schedule 5.14       InfoCast Proprietary Assets

Schedule 5.19       InfoCast  Material Contracts

Schedule 5.20       InfoCast Employees and Employee Benefits

Schedule 5.22       InfoCast Tax Matters

Schedule 5.24       InfoCast Insurance

Schedule 5.25       InfoCast Absence of Changes

Schedule 5.27       Corporate Governance of Homebase

Schedule 8.09       Non-Controlling Shareholder Letters of Transmittal

Schedule 9.09       Co-Chairmen Guidelines

                                    EXHIBITS

Exhibit A           Rights and Designations of Exchangeable Shares

Exhibit B           Form of Exchange Agreement

                            SHARE PURCHASE AGREEMENT

            This Share Purchase Agreement is entered into as of May 13, 1999, by and among Homebase Work Solutions Ltd., a corporation organized and existing under the laws of Province of Alberta (the "Company"), the Controlling Shareholders (as defined herein), InfoCast Canada Corporation, a corporation organized and existing under the laws of Ontario (the "Purchaser"), and InfoCast Corporation, a corporation organized and existing under the laws of Nevada ("InfoCast").


                                   WITNESSETH:

            WHEREAS the Selling Shareholders (as defined herein) own, in the aggregate, a total of 955,000 common shares (the "Company Common Shares") in the capital of the Company, and 45,000 first preferred shares, Series A (the "Company Preferred Shares") which the holders thereof shall agree will be treated as Company Common Shares (other than the exchange ratio therefor) for purposes of this Agreement, which shares represent all of the issued and outstanding shares in the capital of the Company;

            AND WHEREAS the Purchaser desires to purchase from the Selling Shareholders 100% of Company Common Shares and Company Preferred Shares (collectively, the "Purchased Shares") owned by the Selling Shareholders (which shall be accomplished by the direct purchases of such shares from the Selling Shareholders) and the Selling Shareholders are willing to sell such Company Purchased Shares, to the Purchaser, upon the terms and subject to the conditions set forth herein;

            AND WHEREAS InfoCast is the registered and beneficial owner of 10,000,000 common shares of the Purchaser, being all the issued and outstanding common shares of the Purchaser;

            NOW THEREFORE in consideration of the mutual promises and covenants herein, the Purchaser, InfoCast, the Company and the Selling Shareholders, as applicable, hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions

            For purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1.01:

"Acquisition Transaction" shall mean any transaction involving:

            (a) the sale or other disposition of all or any portion of the Company's business or assets (other than the sale of goods or services in the Ordinary Course of Business);

            (b) the issuance, sale or other disposition of (i) any shares in the capital of the Company, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any shares in the capital of the Company, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of the Company; or

            (c) any merger, consolidation, amalgamation, business combination, share exchange, reorganization, recapitalization or similar transaction involving the Company.

"Agreement" shall mean this Share Purchase Agreement, dated as of May 13, 1999, by and among the Company, InfoCast, the Selling Shareholders and the Purchaser, together with all schedules and exhibits attached thereto, as it may be amended, supplemented or otherwise modified from time to time.

"Alberta Act" means the Securities Act (Alberta).

"Best Efforts" shall mean the efforts that a prudent Person desiring to achieve a particular result would use in order to ensure that such result is achieved as expeditiously as possible.

"Breach" shall mean, in respect of a representation, warranty, covenant, obligation or other provision, that there is or has been (a) any material inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, obligation or other provision, or (b) any claim (by any Person) or other circumstance that is inconsistent with such representation, warranty, covenant, obligation or other provision, which has the effect of imposing material limitations on the transactions contemplated hereby, or would if the transactions were consummated, materially and adversely affect any of the parties hereto.

"CDN$" shall mean the lawful currency of Canada.

"Closing" shall have the meaning specified in Article III.

"Closing Date" shall have the meaning specified in Article III.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall mean Homebase Work Solutions Ltd., as specified in the first paragraph of this Agreement.

"Company Common Shares" shall have the meaning specified in the recitals of this Agreement.

"Company  Contract" shall mean any Contract (a) to which the Company is a party,
(b) by which the Company or any of its assets is or may become bound or (c) under which the Company has, or may become subject to, any obligation or under which the Company has or may acquire any right or interest.

"Company Preferred Shares" shall have the meaning specified in the recitals of this Agreement.

Company Principals" means Messrs. Darcy Galvon, Ken Maclean and Scott Fleming.

"Company Returns" shall have the meaning specified in Section 4.17(b) of the Agreement.

"Company Warrants" has the meaning ascribed hereto in Section 4.03(b) of this Agreement.

"Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

"Contract" shall mean, with respect to any Person, any written, oral, implied or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature to which such Person is a party or by which its properties or assets may be bound or affected or under which it or its respective business, properties or assets receive benefits.

"Controlling Shareholders" shall mean Darcy Galvon, Ken MacLean, Scott Fleming, 7863640 Alberta Ltd. and 786206 Alberta Ltd. all of Alberta, Canada and principal shareholders of the Company.

"Damages" shall  mean  any  loss,  damage,   injury,  decline  in  value,  lost
opportunity, Liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including any legal fee on a solicitor and his own client basis, expert fee, accounting fee or advisory fee), charge, cost (including any cost of investigation) or expense of any nature.

"Employee  Benefit  Plan" shall mean any and all bonus,  deferred  compensation, incentive compensation, stock purchase, stock option, stock appreciation, phantom stock, savings, profit sharing, severance or termination pay, health or other medical, dental, life, disability or other insurance (whether insured or self-insured), supplementary unemployment or employment benefit, pension, retirement, registered retirement savings, supplementary retirement, change-in-control and any other employment benefit or compensation plan, program, agreement, arrangement, policy or practice (including any funding mechanism therefore which is now in effect which will be required in the future as a result of the Transactions), whether formal or informal, funded or unfunded, registered or unregistered, oral or written, which are maintained or contributed to or are required to be maintained, contributed to or provided by the Company, under which any employee, former employee or independent contractor (or any dependent of any such Persons) has any present or future right to benefits or compensation or under which the Company has any present or future liability or obligation.

"Entity" shall mean any corporation (including any non profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

"Environmental Law" shall mean any federal, provincial, state, local or foreign Requirement of Law relating to pollution or protection of human health or the environment.

"Exchange Agreement" shall mean a share exchange agreement among each Selling Shareholder, the Purchaser and InfoCast, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time, pursuant to which each Selling Shareholder agrees to sell to InfoCast the Exchangeable Shares held by such Selling Shareholder for consideration in the form of InfoCast Exchange Stock.

"Exchangeable Shares" shall mean the Exchangeable Shares in the capital of the Purchaser having the rights and preferences described in Exhibit "A".

"Financial Statements" shall have the meaning specified in Section 4.9(a).

"Fleming Employment Agreement" shall mean an employment agreement, in form and substance satisfactory to Scott Fleming, the Purchaser and InfoCast, as such agreement may be amended, supplemented or otherwise modified from time to time.

"GAAP" shall mean generally accepted accounting principles in effect in Canada, applied on a basis consistent with the basis on which the Financial Statements were prepared.

"Galvon Management Agreement" shall mean a management agreement, in form and substance satisfactory to Darcy Galvon, the Purchaser and InfoCast, as such agreement may be amended, supplemented or otherwise modified from time to time.

"Governmental Authorization" shall mean any (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization that is, has been or may in the future be issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Requirement of Law; or (b) right under any Contract with any Governmental Authority.

"Governmental Authority" shall mean any (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, provincial, state, local, municipal, foreign or other government, (c) governmental or quasi governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal), (d) multi national organization or body, or (e) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

"Indemnified Party" shall have the meaning specified in Section 10.04.

"InfoCast" shall mean InfoCast Corporation, a Delaware corporation.

"InfoCast Acquisition Transaction" shall mean any transaction involving:

            i. the sale or other disposition of all or any portion of InfoCast's business or assets (other than the sale of goods or services in the ordinary course of business);

            ii. the issuance, sale or other disposition of (i) any shares in the capital of InfoCast, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any shares in the capital of InfoCast, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of InfoCast; or

            iii. any merger, consolidation, amalgamation, business combination, share exchange, reorganization, recapitalization or similar transaction involving InfoCast.

"InfoCast Common Stock" shall mean the common stock of InfoCast.

"InfoCast  Contract"  shall mean any Contract (a) to which  InfoCast is a party,
(b) by which InfoCast or any of its assets is or may become bound or (c) under which InfoCast has, or may become subject to, any obligation or under which InfoCast has or may acquire any right or interest.

"InfoCast Exchange Stock" shall mean the InfoCast Common Stock issuable to the Selling Shareholders upon the exchange of the Exchangeable Shares in accordance with the Exchange Agreement.

"InfoCast Financial Statements" shall have the meaning specified in Section 5.17(a).

"InfoCast  Material  Contract" shall have the meaning  specified in Section 5.19
(a).

"InfoCast Returns" shall have the meaning specified in Section 5.22(b) of the Agreement.

"Knowledge" shall mean, in respect of a particular fact or other matter by an individual that (a) such individual is actually aware of such fact or other matter, or (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a diligent and comprehensive investigation concerning the truth or existence of such fact or other matter. A Person shall be deemed to have "Knowledge" of a particular fact or other matter if any officer, employee or other Representative of such Person has Knowledge of such fact or other matter.

"KPMG" means KPMG LLP, Chartered Accountants of Toronto, Canada.

"Liability" shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, uncaptured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

"Lien" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

"MacLean Employment Agreement" shall mean an employment agreement, in form and substance satisfactory to Ken MacLean, the Purchaser and InfoCast, as such agreement may be amended, supplemented or otherwise modified from time to time.

"Material Contract" shall have the meaning specified in Section 4.11.

"Non-Controlling Shareholders" means those Selling Shareholders who are not Controlling Shareholders.

"Non-Controlling Shareholder Letters of Transmittal" means those Letters of Transmittal substantially in the form of Schedule 8.08 hereto.

"Ontario Act" shall mean the Securities Act (Ontario), as amended.

"Order" shall mean any (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award that is, has been or may in the future be issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Authority or any arbitrator or arbitration panel, or (b) Contract with any Governmental Authority that is, has been or may in the future be entered into in connection with any Proceeding.

"Ordinary Course of Business" shall mean, in respect of any action taken by or on behalf of the Company, that (a) such action is recurring in nature, is consistent with the Company's past practices and is taken in the ordinary course of the Company's normal day to day operations, (b) such action is taken in accordance with sound and prudent business practices, (c) such action is not required to be authorized by any of the Company's shareholders, the Company's board of directors or any committee of the Company's board of directors and does not require any other separate or special authorization of any nature, and (d) such action is similar in nature and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day to day operations of other Entities that are engaged in businesses similar to the Company's business.

"Person" shall mean any individual, Entity or Governmental Authority.

"Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

"Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been or may in the future be commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any Governmental Authority or any arbitrator or arbitration panel.

"Proprietary Asset" shall mean any patent, patent application, trademark (whether registered or unregistered and whether or not relating to a published work), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know how, franchise, system, computer software, invention, design, blueprint, proprietary product, technology, proprietary right or other intellectual property right or intangible asset.

"Purchase Price" shall have the meaning specified in Section 2.02.

"Purchased Shares" shall have the meaning specified in Section 2.01.

"Purchaser" shall have the meaning specified in the first paragraph of this Agreement.

"Related Party" shall mean (a) each Controlling Shareholder, (b) each individual who is, or who has at any time been, an officer of the Company, (c) each member of the family of each of the individuals referred to in clause (b) above; and
(d) any Entity (other than the Company) in which any one of the Persons referred to in clauses (a), (b) and (c) above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

"Representatives" shall mean as to any Person, the officers, directors, employees, attorneys, accountants, advisors and representatives of such party. Messrs Ken MacLean, Darcy Galvon, Scott Fleming and Richard Shannon shall be deemed to be "Representatives" of the Company.

"Requirement of Law" shall mean any federal, provincial, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

"Galvon" shall mean Darcy Galvon, an individual.

"MacLean" shall mean Ken MacLean, an individual.

"Fleming" shall mean Scott Fleming, an individual.

"Selling Shareholders" shall mean each of those entities and individuals listed on Schedule I attached hereto.

"Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax, capital tax, land transfer tax, goods and services tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is, has been or may in the future be (a) imposed, assessed or collected by or under the authority of any Governmental Authority, or (b) payable pursuant to any tax sharing agreement or similar Contract and all unemployment insurance, health insurance and Canada, provincial or other government pension plan premiums.

"Tax Act" means the Income Tax Act (Canada).

"Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is, has been or may in the future be filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Requirement of Law relating to any Tax.

"Transaction Documents" shall mean this Agreement, the Non-Controlling Shareholder Letters of Transmittal, the Galvon Management Agreement, the MacLean Employment Agreement, the Employment Agreement, the Fleming Employment Agreement, the Exchange Agreement and all other agreements, certificates and instruments executed or contemplated to be executed by any of the Parties in connection with the Transactions.

"Transactions" shall mean all of the transactions contemplated by this Agreement and each of the other Transaction Documents, including, without limitation, (a) the sale of the Purchased Shares by the Selling Shareholders and the purchase thereof by the Purchaser in accordance with this Agreement, (b) the issuance by the Purchaser of the Exchangeable Shares to the Selling Shareholders in connection with such purchase in accordance with this Agreement, (c) the exchange of Exchangeable Shares by the Selling Shareholders for shares of InfoCast Exchange Stock in accordance with the Exchange Agreement, and (d) the execution and delivery of, and the performance under, the Galvon Management Agreement, the MacLean Employment Agreement, the Fleming Employment Agreement.

"Unaudited Interim Balance Sheet" shall have the meaning specified in Section 4.9(a).

"US GAAP" shall mean generally accepted accounting principles in effect in the United States, applied on a basis consistent with the basis on which the InfoCast Financial Statements were prepared.

"US$" shall mean the lawful currency of the United States of America.

"U.S. Securities Act" shall mean the United States Securities Act of 1933, as amended.

Section 1.02            Accounting Principles

            All references to generally accepted accounting principles or GAAP means references to principles recommended, from time to time, in the Handbook of the Canadian Institute of Chartered Accountants and all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with such generally accepted accounting principles.


                                   ARTICLE II
               AGREEMENT TO SELL AND PURCHASE THE PURCHASED SHARES

Section II.1            Sale and Purchase of the Purchased Shares

            Subject to the terms and conditions of this Agreement, at the Closing, the Selling Shareholders shall sell, assign, transfer and deliver to the Purchaser an aggregate of 955,000 Company Common Shares and 45,000 Company Preferred Shares (collectively, the "Purchased Shares"). Set forth on Schedule
2.01 is a list of the number of shares of Purchased Shares to be so sold, assigned, transferred and delivered to Purchaser by each Selling Shareholder.

Section II.2            Purchase Price

            At the Closing, the Purchaser shall pay to the Selling Shareholders an aggregate purchase price (subject to adjustment as provided below) for the Purchased Shares (the "Purchase Price") as follows:

            (a) Exchangeable Shares. On the Closing Date, the Purchaser shall issue to the Selling Shareholders an aggregate of three million four hundred thousand (3,400,000) Exchangeable Shares. Set forth on Schedule 2.02 is a list of the number of shares of Exchangeable Shares to be issued, transferred and delivered to each of the Selling Shareholders.

            (b) Allocation of Purchase Price. The Purchase Price shall be allocated among the Selling Shareholders in accordance with the provisions of
Schedule 2.02. Each Selling Shareholder and the Purchaser agree to report the purchase and sale of their Purchased Shares in any returns required to be filed under the Tax Act and any other taxation statutes in accordance with the provisions of Schedule 2.02.

                                   ARTICLE III

                                     CLOSING

            The closing (the "Closing") shall take place at the offices of InfoCast Canada Corporation, 1 Richmond Street West, Suite 901 Toronto, Ontario, Canada at 10:00 A.M. (Eastern Standard Time) on May 13, 1999 or on such other date or at such other place or time as the Company, the Selling Shareholders and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                        AND THE CONTROLLING SHAREHOLDERS

            The Company and each of the Controlling Shareholders, jointly and severally, hereby represents and warrants to the Purchaser and InfoCast as follows:

Section 4.01     Organization, Good Standing and Qualification of the Company

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Province of Alberta and is duly qualified to conduct business and in corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties require such qualification. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute, deliver and perform its obligations under this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted.

            (b) Schedule 4.01(b) accurately sets forth (i) the names of the members of the Company's board of directors, (ii) the names of the members of each committee of the Company's board of directors and (iii) the names and titles of the Company's officers.

            (c) The Company is not insolvent within the meaning of applicable laws, rules regulation or similar requirement, and has not made any assignment in favour of its creditors nor a proposal in bankruptcy to its creditors or any class thereof, nor has any petition for a receiver order been presented in respect of the Company. The Company has not initiated any proceedings with respect to a compromise or arrangement with its creditors or for the dissolution, liquidation or reorganization of the Company or the winding up or cessation of the business or affairs of the Company. No receiver has been appointed in respect of the Company or any of its assets and no execution or distress has been levied upon any of its assets.

            (d) The Company  has no  subsidiaries,  and,  except as set forth in
Schedule 4.01(d), has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest of any nature in, any Entity.

Section 4.02            Articles of Incorporation and By-Laws; Records

            (a) The Company has delivered to the Purchaser accurate and complete copies of:

                        (i) the articles of incorporation and bylaws, including all amendments thereto of the Company;

                        (ii)        the share transfer  register of the Company;
                                    and

                        (iii) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders, board of directors and all committees of the board of directors of the Company.

            (b) There have been no meetings or other proceedings of the stockholders, the board of directors or any committee of the board of directors of the Company, that are not fully reflected in such minutes or other records.

            (c) The Company has never conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name "Homebase Work Solutions Ltd.".

            (d) There has not been any material violation of any of the provisions of the articles of incorporation or bylaws of the Company or of any resolution adopted by the shareholders, board of directors or any committee of the board of directors of the Company and no event has occurred, and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation.

            (e) The books of account, stock records, minute books and other records of the Company are accurate, up to date and complete in all material respects, and have been maintained in accordance with sound and prudent business practices. All of the records of the Company are in the actual possession and direct control of the Company.

Section 4.03            Capitalization

            (a) The authorized capital stock of the Company consists of an unlimited number of Company Common Shares, an unlimited number of first preferred shares and an unlimited number of second preferred shares of which 955,000 Company Common Shares and 45,000 Company Preferred Shares have been issued and are outstanding, and will be the only Company Common Shares and Company Preferred Shares issued and outstanding on the Closing Date, and are owned and held beneficially and of record by the Selling Shareholders as set forth on Schedule I hereto. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued in full compliance with all applicable securities laws and other applicable Requirement of Laws, and are outstanding as fully paid and non-assessable.

            (b) There are no: (i) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares in the capital or other securities of the Company, other than 67,500 outstanding share purchase warrants and 33,750 outstanding "penalty" share purchase warrants (collectively, the "Company Warrants") associated with the Company Preferred Shares, which Warrants shall be tendered for cancellation on the Closing Date,
(ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares in the capital or other securities of the Company, (iii) Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities, or (iv) condition or circumstance that may directly or indirectly give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares in the capital, or other securities of, the Company.

            (c) The Company has never repurchased, redeemed or otherwise reacquired (and has not agreed, committed or offered (in writing or otherwise) to reacquire) any shares of capital stock or other securities of the Company.

            (d) Upon the acquisition by Purchaser of the Purchased Shares, Purchaser will own 100% of the issued and outstanding shares of capital stock of the Company.

Section 4.04            Authority; Binding Nature of Agreements

            (a) Subject to completion of the Non-Controlling Shareholder Letters of Transmittal and the tender of the same at closing, the Company has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and the execution, delivery and performance by the Company of this Agreement and each of such other Transaction Documents have been duly authorized by all necessary action on the part of the Company and its shareholders, board of directors and officers. Each of this Agreement and such other Transaction Documents constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

            (b) Each of the Controlling Shareholders has the absolute and unrestricted right, power and capacity to enter into and to perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and the execution, delivery and performance by each Controlling Shareholder of this Agreement and such other Transaction Documents have been duly authorized by all necessary action on the part of such Controlling Shareholder. Each of this Agreement and such other Transaction Documents constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of each Controlling Shareholder party thereto, enforceable against such Controlling Shareholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

Section IV.5            Non-Contravention; Consents

            (a) Neither the execution and delivery of this Agreement or any other Transaction Document to which the Company or any of the Controlling Shareholders is a party, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                        (i) contravene, conflict with or result in a violation of (i) any of the provisions of the articles of incorporation or bylaws of the Company, or (ii) any resolution adopted by the shareholders, board of directors or any committee of the board of directors of the Company, or (iii) the provision of any agreement, whether or not written, between the holders of Company Common Shares of which the Company or the Controlling Shareholders have knowledge;

                        (ii) to the Knowledge of the Company or the Controlling Shareholders, contravene, conflict with or result in a violation of, or give any Governmental Authority or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Requirement of Law or any Order to which the Company or any of the Controlling Shareholders, or any of the assets owned or used by the Company or any of the Controlling Shareholders, is subject;

                        (iii) to the Knowledge of the Company or the Controlling Shareholders, cause the Company to become subject to, or to become liable for the payment of, any Tax;

                        (iv) to the Knowledge of the Company or the Controlling Shareholders, cause any of the assets owned or used by the Company or to be reassessed or revalued by any taxing authority or other Governmental Authority;

                        (v) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or any of its employees or that otherwise relates to the business of the Company or to any of the assets owned or used by the Company;

                        (vi) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any of the Company Contracts;

                        (vii) give any Person the right to (i) declare a default or exercise any remedy under any Company Contract (ii) accelerate the
                                    maturity  or   performance  of  any  Company
                                    Contract  or  (iii)  cancel,   terminate  or
                                    modify any Company Contract;

                        (viii) give any Person the right to any payment by the Company or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of the Company in favour of any Person, in any such case as a result of the change in control of the Company, or otherwise resulting from the Transactions;

                        (ix) contravene, conflict with or result in a violation or breach of or a default under any provision of, or give any Person the right to declare a default under, any Contract to which any of the Controlling Shareholders is a party or by which any of the Controlling Shareholders is bound; or

                        (x) result in the imposition or creation of any Lien upon or with respect to any asset owned or used by the Company.

            (b) Except as set forth on Schedule 4.05(b), and assuming the completion and tender of the Non-Controlling Shareholder Letters of Transmittal on Closing, neither the Company nor any of the Controlling Shareholders was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of this Agreement or any of the other Transaction Documents or the consummation or performance of any of the Transactions.

Section 4.06    Proprietary  Rights;   Proprietary  Information  and  Inventions
                Agreement

            (a) Except as set forth in Schedule 4.06, there is no Proprietary Asset that is owned by or licensed to the Company or that is otherwise used or useful in connection with the Company's business.

            (b) The Company has taken all reasonable measures and precautions to protect the confidentiality and value of each Proprietary Asset identified or required to be identified in Schedule 4.06.

            (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company or are licensed by any of the Selling Shareholders as described in Schedule 4.06.

            (d) To the Knowledge of the Controlling Shareholders, the Company has conducted its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. The Company is not infringing, and has not at any time infringed or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement of, any Proprietary Asset owned or used by any other Person. To the Knowledge of the Company and each of the Controlling Shareholders, no other Person is infringing, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset owned or used by the Company.

            (e) The Company owns, licenses or has rights to all of the Proprietary Assets owned or used by the Company which are material to the business of the Company. The Proprietary Assets identified in Schedule 4.06 constitute all of the Proprietary Assets necessary to enable the Company to conduct its business in the manner in which its business is currently being conducted.

Section 4.07            Proceedings; Orders

            (a) There is no pending Proceeding and, to the Knowledge of the Company and the Controlling Shareholders, no Person has threatened to commence any Proceeding:

                        (i) that involves the Company or that otherwise relates to or might affect the business of the Company or any of the assets owned or used by the Company (whether or not the Company is named as a party thereto); or

                        (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

            (b) No event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any material Proceeding of the type described in Section 4.07(a).

            (c) No Proceeding has ever been commenced by or against the Company and no Proceeding otherwise involving or relating to the Company has been pending or threatened at any time.

            (d) There is no Order to which the Company or any of the assets owned or used by the Company is subject, and to the Knowledge of the Company and the Controlling Shareholders, none of the Selling Shareholders is subject to any Order that relates to the business of the Company or to any of the assets owned or used by the Company.

            (e) No officer or employee of the Company is subject to any Order that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company.

            (f) To the knowledge of the Company and the Controlling Shareholders, there is no proposed Order that, if issued or otherwise put into effect, (i) may have a material adverse effect on the business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) of the Company or on the ability of the Company or any of the Controlling Shareholders to comply with or perform any covenant or obligation under this Agreement or any of the other Transactional Documents, or (ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

Section 4.08            Sale of Purchased Shares Valid

            Assuming the accuracy of the  representations  and warranties of the
Purchaser and InfoCast contained in Section 5.07, the offer and sale of the Purchased Shares will be exempt from the prospectus and registration requirements of the Ontario Act. Neither the Company nor any of the Controlling Shareholders nor any agent on behalf of any such party has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of such shares to any person or persons so as to bring the offer or sale of the Purchased Shares to the Purchaser within such requirements.

Section 4.09            Financial Statements

            (a) The Company has delivered to the Purchaser the unaudited balance sheet of the Company as at March 31, 1999 (the "Unaudited Interim Balance
Sheet"), and the related unaudited statements of operations, changes in shareholders' equity and cash flows of the Company for the six months then ended, together with the notes thereto (collectively, the "Financial Statements").

            (b) All of the Financial Statements are accurate and complete in all material respects, and the dollar amount of each line item included in the Financial Statements is accurate in all material respects. The Financial Statements and notes referred to in Section 4.09(a) are in accordance with the books and records of the Company and present fairly the financial position of the Company as of the respective dates thereof and the results of operations, changes in stockholder's equity and cash flows of the Company for the periods covered thereby. The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered.

            (c) At the date of the Unaudited Interim Balance Sheet, (i) the Company had no Liabilities of any nature (matured or unmatured, fixed or contingent) required by GAAP to be provided for in the Unaudited Interim Balance Sheet or described in the notes thereto which were not provided for in the Unaudited Interim Balance Sheet, described in the notes thereto, or set forth in
Schedule 4.17 hereto, (ii) the Company had no material Liabilities of any nature (matured or unmatured, fixed or contingent) which were not required by GAAP to be provided for in the Unaudited Interim Balance Sheet or described in the notes thereto and (iii) all reserves established by the Company and set forth in the Unaudited Interim Balance Sheet were adequate for the purposes for which they were established. As of the date of this Agreement, the Company has no Liabilities, except for:

                        (i)         Liabilities   identified   as  such  in  the
                                    "liabilities"   column   of  the   Unaudited
                                    Interim Balance Sheet;

                        (ii) accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred by the Company in the Ordinary Course of Business since the date of the Unaudited Interim Balance Sheet; and

                        (iii) the Company's obligations under the Contracts listed in Schedule 4.11 and potential liabilities set forth on Schedule
                                    4.17 hereof.

Section 4.10           Title to Assets

            (a) The Company owns and has good and valid title to all assets purported to be owned by it, including:

                        (i) with respect to the Company, all assets reflected on the Unaudited Interim Balance Sheet (except for inventory sold by the Company since the date of the Unaudited Interim Balance Sheet in the Ordinary Course of Business);

                        (ii) all of the Company's rights under Company Contracts; and

                        (iii) all other assets reflected in the Company's books and records as being owned by the Company.

            (b) Except as set forth in Schedule 4.10, all of said assets are owned by the Company free and clear of any Liens except liens for current taxes and assessments not delinquent.

            (c) Schedule 4.10 identifies all assets that are being leased or licensed to the Company. All leases pursuant to which the Company leases real or personal property are in good standing and are valid and effective in accordance with their respective terms and there exists no default thereunder or occurrence or condition which could result in a default thereunder or termination thereof. The buildings, equipment and other tangible assets of the Company are in good operating condition (normal wear and tear excepted) and are useable in the ordinary course of business, and the Company owns, or has valid leasehold interests in, all assets necessary for the conduct of its business as presently conducted.

Section 4.11           Material Contracts

            (a) Schedule 4.11 identifies and provides an accurate and complete description of each Company Contract which involves future payments, performance of services or delivery of goods or materials to or by the Company of an aggregate amount or value in excess of CDN$5,000, or which otherwise is material to the business or prospects of the Company (collectively, the "Material Contracts"). All nonmaterial contracts of the Company do not in the aggregate represent a material portion of the assets or liabilities of the Company. The Company has delivered to the Purchaser accurate and complete copies of all Material Contracts, including all amendments thereto.

            (b) Each Material Contract is valid and in full force and effect, and is enforceable by the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

            (c) The Company is not in default under any Material Contract in any material respect, and to the Knowledge of the Company and each of the Controlling Shareholders, no Person has violated or breached, or declared or committed any default under, any Material Contract;

            (d) No event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (i) result in a material violation or breach of any of the provisions of any Material Contract, (ii) give any Person the right to declare a default or exercise any remedy under any Material Contract, (iii) give any Person the right to accelerate the maturity or performance of any Material Contract, or (iv) give any Person the right to cancel, terminate or modify, any Material Contract.

            (e) the Company has not waived any of its rights under any Material Contract.

            (f) The Company has never guaranteed or otherwise agreed to cause, insure or become liable for, and has never pledged any of its assets to secure, the performance or payment of any obligation or other Liability of any other Person.

            (g) Except as set forth in Schedule 4.11, the Company has never been a party to or bound by (i) any joint venture agreement, partnership agreement, profit sharing agreement, cost sharing agreement, loss sharing agreement or similar Contract, or (ii) any Contract that creates or grants to any Person, or provides for the creation or grant of, any share appreciation right, phantom share right or similar right or interest.

            (h)  To  the   knowledge   of  the  Company   and  the   Controlling
Shareholders, the performance of the Material Contracts will not result in any violation of, or failure to comply with, any Requirement of Law.

            (i) No Person is renegotiating, or has the right to renegotiate, any amount paid or payable to the Company under any Material Contract or any other term or provision of any Material Contract.

            (j) The Contracts identified in Schedule 4.11 collectively constitute all of the Contracts necessary to enable the Company to conduct its business in the manner in which such business is currently being conducted and in the manner in which such business is proposed to be conducted.

            (k) Schedule 4.11 identifies and provides an accurate and complete description of each proposed Contract as to which any bid, offer, written proposal, term sheet or similar document has been submitted or received by the Company.

            (l) No party to any Material Contract has made a claim to the effect that the Company has failed to perform an obligation thereunder. There is no known plan, intention or indication of any contracting party to any Contract to cause the termination, cancellation or modification of such Contract or to reduce or otherwise change its activity thereunder so as to adversely affect the benefits derived or expected to be derived therefrom by the Company.

            (m) The Company is neither a party to, nor bound by, any contract, agreement, commitment or restriction which obligates the Company to perform services or to produce products unprofitably.

Section IV.12           Employees; Employee Benefits

            (a) Schedule 4.12 contains a list of all employees of the Company as of the date hereof and their material terms and conditions of employment including salary or wages, bonus, position title and seniority date. Except as disclosed on Schedule 4.12, no employee of the Company is on long-term disability leave or extended absence or in receipt of workers' compensation benefits.

            (b) Schedule 4.12 contains a list of individuals who are currently performing services for the Company related to its business and are classified as "consultants" or "independent contractors".

            (c) The Company is not a party to or subject to any collective bargaining agreements with any trade union or collective bargaining agent representing any of its employees. There is no labour union organizing activity pending or, to the Company's or the Controlling Shareholders' knowledge, threatened with respect to any employees of the Company. Except as specified on
Schedule 4.12, no employee of the Company has any agreement or contract, written or verbal, regarding his employment, other than those deemed to exist at common law.

            (d) To the Knowledge of the Company and the Controlling Shareholders, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company, and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

            (e) Except as set forth in Schedule 4.12 there are no employment policies or plans, including policies or plans regarding incentive compensation, stock options, severance pay or other terms or conditions of employment or terms or conditions upon which Employees may be terminated, which are binding upon the Company.

            (f) The Company has been and is being operated in full compliance with all Requirements of Law relating to employees, including employment standards, occupational health and safety, pay equity and employment equity. There have been no complaints under such laws against the Company.

            (g) There are no complaints nor, to the Knowledge of the Company and the Controlling Shareholders, are there any threatened complaints, against the Company, before any employment standards branch or tribunal or human rights tribunal. To the Knowledge of the Company and the Controlling Shareholders, nothing has occurred which might lead to a complaint against the Company, under any human rights legislation or employment standards legislation. There are no outstanding decisions or settlements or pending settlements under the employment standards legislation which place any obligation upon the Company, to do or refrain from doing any act.

            (h) All current assessments under the Workers' Compensation Act (Alberta) in relation to the Company have been paid or accrued and the Company has not been subject to any special or penalty assessment under such legislation which has not been paid.

            (i) To the knowledge of the Company and the Controlling Shareholders, there are no outstanding labour tribunal proceedings of any kind, including any proceedings which could result in certification of a trade union as bargaining agent for any employees or independent contractors of the Company.

Section 4.13            Receivables; Major Customers

            (a) Schedule 4.13 provides an accurate and complete breakdown and aging of all accounts receivable, notes receivable and other receivables of the Company as of March 31, 1999.

            (b) All existing accounts receivable of the Company (including those accounts receivable reflected on the Unaudited Interim Balance Sheet that have not yet been collected and those accounts receivable that have arisen since March 31, 1999 and have not yet been collected):

                        (i) represent valid obligations of customers of the Company arising from bona fide transactions entered into in the Ordinary Course of Business; and

                        (ii) are current and will be collected in full (without any counterclaim or setoff) in the Ordinary Course of Business;

            (c) Schedule 4.13 accurately identifies, and provides an accurate and complete breakdown of the revenues received from, each customer or other
Person that accounted for more than CDN$5,000 of the gross revenues of the Company from September, 1998 through March 31, 1999 on an annualized basis. The Company has not received any notice or other communication (in writing or otherwise), and has not received any other information, indicating that any customer or other Person identified in Schedule 4.13 may cease dealing with the Company or may otherwise reduce the volume of business transacted by such Person with the Company below historical levels.

Section 4.14           Major Suppliers

            (a)        Schedule 4.14:

                       (i) provides an accurate and complete breakdown and aging of the Company's accounts payable as of March 31, 1999;

                        (ii) provides an accurate and complete breakdown of all customer deposits and other deposits held by the Company as of the date of this Agreement; and

                        (iii) provides an accurate and complete breakdown of the Company's long term debt as of the date of this Agreement.

            (b) Schedule 4.14 accurately identifies, and provides an accurate and complete breakdown of the amounts paid to, each supplier or other Person that received more than CDN$5,000 from the Company from September, 1998 through March 31, 1999 on an annualized basis.

Section 4.15            Compliance With Requirement of Laws

            (a) To the Knowledge of the Company and the Controlling Shareholders, the Company is in full compliance with each Requirement of Law that is applicable to it or to the conduct of its business or the ownership or use of its assets.

            (b) To the Knowledge of the Company and the Controlling Shareholders, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a material violation by the Company of, or a material failure on the part of the Company to comply with, any Requirement of Law.

            (c) The Company has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Requirement of Law, or (ii) any actual, alleged, possible or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature.

            (d) To the Knowledge of the Company and each of the Controlling Shareholders, no Governmental Authority has proposed or is considering any Requirement of Law that, if adopted or otherwise put into effect, (i) may have an material adverse effect on the business, condition, assets, liabilities, operations, financial performance, net income or prospects of the Company, or on the ability of the Company or any of the Controlling Shareholders to comply with or perform any covenant or obligation under any of the Transactional Documents, or (ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

Section 4.16           Governmental Authorizations

            (a)         Schedule 4.16 identifies:

                        (i) each Governmental Authorization that is held by the Company; and

                        (ii) each other Governmental Authorization that, to the Knowledge of the Company and each of the Controlling Shareholders, is held by any of the Company's employees and relates to or is useful in connection with the Company's business.

            (b) The Company has delivered to the Purchaser accurate and complete copies of all of the Governmental Authorizations identified in Schedule 4.16, including all renewals thereof and all amendments thereto. Each Governmental Authorization identified or required to be identified in Schedule 4.16 is valid and in full force and effect.

            (c) The Governmental Authorizations identified in Schedule 4.16 constitute all of the Governmental Authorizations necessary (i) to enable the Company to conduct its business in the manner in which its business is currently being conducted, and (ii) to permit the Company to own and use its assets in the manner in which they are currently owned and used.

Section 4.17            Tax Matters

            (a) Each Tax required to have been paid, or claimed by any Governmental Authority to be payable, by the Company (whether pursuant to any Tax Return or otherwise) has been duly paid in full on a timely basis including all installments on account of Tax for the current year that are due and payable by it. Any Tax required to have been withheld or collected by the Company has been duly withheld and collected, and (to the extent required) each such Tax has been paid to the appropriate Governmental Authority.

            (b) Schedule 4.17 accurately identifies all Tax Returns required to be filed by or on behalf of the Company with any Governmental Authority with respect to any taxable period ending on or before the Closing Date ("Company Returns"). All Company Returns (i) have been or will be filed when due, and (ii) have been or will be, when filed, accurately and completely prepared in full compliance with all applicable Requirement of Laws, and the Company have completely and accurately reported all income and all other amounts of information required to be reported thereon. All amounts shown on the Company Returns to be due on or before the Closing Date, and all amounts otherwise payable in connection with the Company Returns on or before the Closing Date, have been or will be paid on or before the Closing Date. The Company, having been incorporated in September 1998, has not yet been required to file a Tax Return.

            (c) The Company's liability for unpaid Taxes for all periods ending on or before March 31, 1999 does not, in the aggregate, exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred taxes) reported in the Unaudited Interim Financial Statements. The Company will establish, in the Ordinary Course of Business, reserves adequate for the payment of all Taxes for the period from September 30, 1998 through the Closing Date in addition to those not included on the Company's Unaudited Interim Balance Sheet, and the Company will disclose the dollar amount of such reserves to the Purchaser on or prior to the Closing Date.

            (d) Schedule 4.17 accurately identifies each examination or audit of any Company Return that has been conducted by any Governmental Authority since the Company's inception. The Company has delivered to the Purchaser accurate and complete copies of all material audit reports (to which the Company has access) relating to Company Returns, elections, designations or similar things relating to Taxes for which the Company is or may be liable. No extension or waiver of the limitation period applicable to any of the Company Returns has been granted (by the Company or any other Person), and no such extension or waiver has been requested from the Company.

            (e) There are no unsatisfied Liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Company.

            (f) There are no actions, suits, proceedings, investigations, audits or claims now pending or, to the knowledge of the Company and the Controlling Shareholders threatened, against the Company in respect of any Taxes and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes.

            (g) Except as specifically disclosed in writing to the Purchaser, for purposes of the Tax Act or any applicable provincial or municipal taxing statute, no Person or group of Persons has ever acquired or had the right to acquire control of the Company.

            (h) The transfer pricing practices of the Company have not been the subject of a review or audit by any revenue or other taxing authority and there are no agreements, waivers or other agreement providing for an extension of time with respect to the assessment or collection of any Tax against the Company with respect to any matter relating to transfer pricing issues or the transfer pricing practices of the Company. There are no suits or similar proceedings now pending or threatened against the Company with respect to any transfer pricing issue or transfer pricing practice of the Company. There are currently no matters under discussion with any taxation or other authority relating to any transfer pricing issue, transfer pricing practices of the Company, or any advance pricing agreement or similar process or agreement concerning transfer pricing practices and issues of the Company.

            (i) No reserves are required to be taken by the Company for purposes of the Tax Act.

            (j) There are no reassessments of the Company that are issued and outstanding and there are no outstanding issues which have been raised and communicated to the Company by any governmental body for any taxation year in respect of which a Tax Return of the Company has been audited. No Governmental Authority has challenged, disputed or questioned the Company in respect of Taxes or of any returns, filings or other reports filed under any statute providing for Taxes. The Company is not negotiating any draft assessment or reassessment with any Governmental Authority. To the Knowledge of the Company and each of the Controlling Shareholders, there are no grounds for an assessment or reassessment of the Company of an amount which would have a material adverse effect on the Company other than as disclosed in the Financial Statements. The Company has not received any indication from any governmental body that an assessment (other than an assessment accepting a Tax Return as filed) or reassessment of the Company is proposed in respect of any Taxes, regardless of its merits. The Company has not executed or filed with any governmental body any agreement or waiver extending the period for assessment, reassessment or collection of any Taxes.

            (k) The Company has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Tax Act, all amounts required by law to be withheld, and furthermore, have remitted such withheld amounts within the prescribed periods to the appropriate Governmental Authority. The Company has remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes, worker's compensation premiums and other Taxes payable by it in respect of its employees and has remitted such amounts to the proper governmental body within the time required under the applicable legislation. Other than as set forth in Schedule 4.17, the Company has charged, collected and remitted on a timely basis all Taxes as required under applicable legislation on any sale, supply or delivery whatsoever it has made; and for any late filings disclosed on Schedule 4.17, no penalties or fines will or have become due and owing as a result of such late filings.

            (l) The Company has not deducted any material amounts in computing its income in a taxation year that are currently unpaid and that could, if they remain unpaid, be required to be included in income in a subsequent taxation year under Section 78 of the Tax Act.

            (m) The Company will not at any time be deemed to have a capital gain pursuant to subsection 80.03(2) of the Tax Act as a result of any transactions or event taking place in any fiscal period or portion thereof ending on or before the Closing Date.

            (n) The Company (i) does not have a permanent establishment in any jurisdiction other than Canada, (ii) is not subject to any form of taxation in any jurisdiction other than Canada, and (iii) has never filed or is now or has ever been required to file any federal, state, local, provincial or other form of tax return in any jurisdiction other than Canada.

Section 4.18           Securities Laws Compliance; Registration Rights

            The offer and sale of the Purchased Shares to the Purchaser has complied and will comply with all securities laws of the Province of Alberta. The Company has complied with all applicable provincial securities laws of Canada in connection with all offers and sales of securities of the Company prior to the date of this Agreement. The Company has not heretofore granted any purchaser of its securities the right to qualify the distribution of its securities by prospectus in any province of Canada.

Section 4.19           Finders and Brokers

            Neither the Company or any  Controlling  Shareholder  nor any person acting on behalf of the Company or any Controlling Shareholder has negotiated with any finder, broker, intermediary or any similar person in connection with the transactions contemplated herein. The Company and the Controlling Shareholders will indemnify the Purchaser and hold it harmless from any liability or expense arising from any claim for brokerage commissions, finder's fees or other similar compensation based upon any agreement, arrangement or understanding made by or on behalf of the Company or any Controlling Shareholder.

Section 4.20           Environmental Compliance

            The Company is in compliance in all material respect with all applicable Environmental Laws. The Company has not received any notice or other communication (in writing or otherwise) that alleges that the Company is not in compliance with any Environmental Law, and, to the best Knowledge of the Company and the Controlling Shareholders, there are no circumstances that may prevent or interfere with the Company's compliance with any Environmental Law in the future.

Section 4.21           Insurance

            (a) Schedule 4.21 accurately sets forth, with respect to each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, the Company:

                        (i) the name of the insurance carrier that issued such policy and the policy number of such policy;

                        (ii) whether such policy is a "claims made" or an "occurrences" policy;

                        (iii) a description of the coverage provided by such policy and the material terms and provisions of such policy (including all applicable coverage limits, deductible amounts and co-insurance arrangements and any non customary exclusions from coverage);

                        (iv) the annual premium payable with respect to such policy, and the cash value (if any) of such policy; and

                        (v) a description of any claims pending, and any claims that have been asserted in the past, with respect to such policy.

           (b) Schedule 4.21 also identifies (i) each pending application for insurance that has been submitted by or on behalf of the Company, and (ii) each self-insurance or risk-sharing arrangement affecting the Company or any of its assets. The Company has delivered to the Purchaser accurate and complete copies of all of the insurance policies identified in Schedule 4.21 (including all renewals thereof and endorsements thereto) and all of the pending applications identified in Schedule 4.21.

            (c) Each of the policies identified in Schedule 4.21 is valid, enforceable and in full force and effect, and has been issued by an insurance carrier that, to the Knowledge of the Company and the Controlling Shareholders, is solvent, financially sound and reputable. All of the information contained in the applications submitted in connection with said policies was (at the times said applications were submitted) accurate and complete, and all premiums and other amounts owing with respect to said policies have been paid in full on a timely basis. The nature, scope and dollar amounts of the insurance coverage provided by said policies are similar to the coverage customarily carried by companies of similar size and character of the Company. Each of the policies identified in Schedule 4.21 will continue in full force and effect following the Closing. The Company has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it or any of its directors or officers in connection with their performance of services to the Company.

           (d) There is no pending material claim under or based upon any of the policies identified in Schedule 4.21, and no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim.

            (e)         The Company has not received:

                        (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in Schedule
                                    4.21 or  regarding  any  actual or  possible
                                    adjustment  in the  amount  of the  premiums
                                    payable   with   respect   to  any  of  said
                                    policies;

                        (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in Schedule 4.21; or

                        (iii) any indication that the issuer of any of the policies identified in Schedule 4.21 may be unwilling or unable to perform any of its obligations thereunder.

Section 4.22           Related Party Transactions

            Except as set forth in Schedule 4.22:

            (a) no Related Party has, and no Related Party has at any time since September 1998 had, any direct or indirect interest of any nature in any asset used in or otherwise relating to the business of the Company;

            (b) no Related Party is, or has at any time since September 1998 been, indebted to the Company;

            (c) since September 1998, no Related Party has entered into, or has had any direct or indirect financial interest in, any Contract, transaction or business dealing of any nature involving the Company;

            (d) to the Knowledge of the Company and the Controlling Shareholders, no Related Party is competing, or has at any time since September 1998 competed, directly or indirectly, with the Company in any market served by the Company;

            (e)  to  the   Knowledge   of  the  Company   and  the   Controlling
Shareholders, no Related Party has any claim or right against the Company; and

            (f) to the Knowledge of the Company and the Controlling Shareholders, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any material claim or right in favour of any Related Party against the Company.

Section 4.23           Absence of Changes

            Except as set forth in Schedule 4.23, since January 1, 1999:

            (a) there has not been any material adverse change in the Company's business, condi tion, assets, liabilities, operations, financial performance, net income or prospects (or in any aspect or portion thereof), and no event has occurred that might have a material adverse effect on the Company's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof);

            (b) there has not been any loss, damage or destruction to, or any interruption in the use of, any of the Company's assets (whether or not covered by insurance);

            (c) the Company has not (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities;

            (d) the Company has not sold or otherwise issued any shares of capital stock or any other securities;

            (e) the Company has not amended its articles of incorporation or bylaws and has not effected or been a party to any Acquisition Transaction, reclassification of shares, stock split, reverse stock split or similar transaction;

            (f) the Company has not purchased or otherwise acquired any asset from any other Person, except for supplies acquired by the Company in the Ordinary Course of Business;

            (g) the Company has not leased or licensed any asset from any other Person;

            (h) the Company has not made any material capital expenditure;

            (i) the Company has not sold or otherwise transferred, and has not leased or licensed, any asset to any other Person except for products sold by the Company from its inventory in the Ordinary Course of Business;

            (j) the Company has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness;

            (k) the Company has not pledged or hypothecated any of its assets or otherwise permitted any of its assets to become subject to any Lien;

            (l) the  Company  has not  made  any loan or  advance  to any  other
Person;

            (m) the Company has not (i) established or adopted any employee benefit plan, or (ii) paid any bonus or made any profit sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

            (n) the Company has not increased the compensation of any of its officers, or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of its business;

            (o) there has been no resignation or termination of employment of any officer or key employee of the Company;

            (p) there has been no labour dispute involving the Company or its employees and none is pending or, to the Company's Knowledge, threatened;

            (q) the Company has not entered into, and neither the Company nor any of the assets owned or used by the Company has become bound by, any Material Contract;

            (r) no Material Contract by which the Company or any of the assets owned or used by the Company is or was bound, or under which the Company has or had any rights or interest, has been amended or terminated;

            (s) the Company has not incurred, assumed or otherwise become subject to any Liability, other than accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred by the Company in the Ordinary Course of Business;

            (t) the Company has not discharged any Lien or discharged or paid any indebtedness or other Liability, except for accounts payable that (i) are reflected as current liabilities in the "liabilities" column of the Unaudited Interim Balance Sheet or have been incurred by the Company since March 31, 1999 in the Ordinary Course of Business, and (ii) have been discharged or paid in the Ordinary Course of Business;

            (u) the Company has not forgiven any debt or otherwise released or waived any right or claim;

            (v) the Company has not changed any of its methods of accounting or accounting practices in any respect;

            (w) the Company has not entered into any transaction or taken any other action outside the Ordinary Course of Business; and

            (x) the Company has not agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses "(c)" through "(w)" above.

Section 4.24           Controlling Shareholders

            (a) Each Controlling Shareholder has the capacity and financial capability to comply with and perform all of his covenants and obligations under each of the Transaction Documents to which it is or may become a party.

            (b) Each Controlling Shareholder is, and at the Closing will be, the registered and beneficial owner and holder of the Purchased Shares set forth beside its name on Schedule 2.01, free and clear of any Liens. Each Controlling Shareholder has delivered to the Purchaser accurate and complete copies of the stock certificates evidencing the Purchased Shares owned by such Controlling Shareholder.

            (c) Each Controlling Shareholder:

                        (i) has not, at any time, (A) made a general assignment for the benefit of creditors, (B) filed, or had filed against him, any bankruptcy petition or similar filing, (C) suffered the attachment or other judicial seizure of all or a substantial portion of his assets, (D) admitted in writing its inability to pay his debts as they become due, (E) been convicted of, or pleaded guilty to, fraud or criminal dishonesty or
                                    (F) taken or been the  subject of any action
                                    that  may  have  an  adverse  effect  on his
                                    ability  to  comply   with  or  perform  his
                                    respective covenants or obligations under any of the Transaction Documents; and

                        (ii) is not subject to any Order that may have an adverse effect on his ability to comply with or perform its covenants or obligations under any of the Transaction Documents.

            (d) There is no Proceeding pending, and no Person has threatened to commence any Proceeding, that may have an adverse effect on the ability of any Controlling Shareholder to comply with or perform his covenants or obligations under any of the Transaction Documents. No event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

            (e) No consent, approval, authorization, order, registration or qualification of or by any Person is required in connection with the execution, delivery and performance by any Controlling Shareholder of this Agreement or the consummation of the Transactions contemplated hereby.

            (f) To the Knowledge of the Company and the Controlling Shareholders, each of the Selling Shareholders is not a non-resident of Canada for purposes of the Tax Act and accordingly, Section 116 of the Tax Act has no application to the transactions contemplated herein, with the exception of Messrs. Dave Olson, Scott Grim, Don Ritter, Shirley Crow and Ian Morrison.

Section 4.25           Powers of Attorney

            Neither the Company nor any of the Controlling Shareholders has or have given a power of attorney to any Person.

Section 4.26           Full Disclosure

            (a) The representations and warranties of the Company and each Controlling Shareholder contained in this Agreement, each of the other
Transaction Documents and each of the documents delivered or provided to the Purchaser by or on behalf of the Company or any Controlling Shareholder in connection with this Agreement or any of the Transactions (i) do not contain any untrue statement of a material fact, or (ii) omit to state any material fact of which the Company or any of the Controlling Shareholders has Knowledge, which fact is necessary in order to make the statements and information contained in this Agreement, the other Transaction documents and such documents not misleading.

            (b) The Company and the Controlling Shareholders have provided the Purchaser and the Purchaser's Representatives with full and complete access to all of the Company's records and other documents and data.

Section 4.27           Investment Representations

            (a) Each Selling Shareholder has been advised by the Company and understands that none of the Exchangeable Shares or the InfoCast Exchange Stock issuable upon the exchange thereof has been registered under the U.S. Securities Act or qualified by prospectus for distribution under the Securities Act or the comparable registration in the other provinces of Canada. Each Selling Shareholder has been advised by the Company and understands that the Exchangeable Shares and the InfoCast Exchange Stock are being offered and sold pursuant to an exemption from registration contained in the U.S. Securities Act, and upon exemptions (which, in the case of trades in the InfoCast Exchange Stock, may be unavailable unless and until a discretionary ruling is made by the Ontario Securities Commission in respect thereof) from the prospectus and registration requirements of the Securities Act, based in part upon each Selling Shareholder's representations contained in this Agreement and the Non-Controlling Shareholder Letters of Transmittal.

            (b) Each Selling Shareholder has been advised by the Company and acknowledged that it must bear the economic risk of the investment in the Exchangeable Shares and/or the InfoCast Exchange Stock indefinitely unless the Exchangeable Shares or the InfoCast Exchange Stock, as the case may be, are registered pursuant to the U.S. Securities Act, or an exemption from registration is available, or are qualified for distribution by prospectus in Canada, or an exemption from applicable prospectus requirements in respect of the resale thereof is available. Each Selling Shareholder has been advised by the Company and acknowledged that its right to obtain InfoCast Exchange Stock upon the exchange of the Exchangeable Shares is subject to the availability of exemptions from the prospectus and registration requirements under applicable securities laws in respect of trades in the InfoCast Exchange Stock. Each Selling Shareholder understands that there is no assurance that any exemption from registration under the U.S. Securities Act or any exemption from the prospectus requirements of the Securities Act will be available and that, even if available, such exemption may not allow any Selling Shareholder to transfer all or any portion of the Exchangeable Shares or the InfoCast Exchange Stock under the circumstances, in the amounts or at the times such Selling Shareholder might propose.

            (c) Each Controlling Shareholder is acquiring the Exchangeable Shares and the InfoCast Exchange Stock for such Controlling Shareholder's own account for investment only, and not with the current intention of making a public distribution thereof.

            (d) Each Controlling Shareholder represents that by reason of its business or financial experience, each Controlling Shareholder has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

Section 4.28           Corporate Governance

            The Company and each of the Controlling Shareholders agrees to and agrees to be bound by the provisions and governance guidelines prescribed in
Schedule 5.27, which agreement and obligation shall survive the completion of the transactions contemplated herein.


                                    ARTICLE V

          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND INFOCAST

            Each of the Purchaser and InfoCast, jointly and severally, hereby represents and warrants to the Company and the Selling Shareholders as follows:

Section 4.1 Organization, Good Standing and Qualification of the Purchaser

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Ontario and is duly qualified to conduct business and in corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. The Purchaser has all requisite corporate power and authority to own and operate its properties and assets, to execute, deliver and perform its obligations under this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted.

Section 4.2 Capitalization

            The authorized capital of the Purchaser consists of (a) an unlimited number of common shares, 10,000,000 of which are issued and outstanding and owned beneficially and of record by InfoCast, and (b) an unlimited number of Exchangeable Shares, of which 1,500,000 are issued and outstanding as of the date hereof and, after giving effect to the issuance of the Exchangeable Shares in accordance with Section 2.02(b) on the Closing Date, a further 3,400,000 of which shall be issued and outstanding. All issued and outstanding common shares of the Purchaser have been, and on the Closing Date, all of the Exchangeable Shares will be, duly authorized and validly issued in full compliance with all applicable securities laws and other applicable Requirement of Laws, and are fully paid and non-assessable.

Section 5.3 Authority; Binding Nature of Agreements

            The Purchaser  has the absolute and  unrestricted  right,  power and authority to enter into and to perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and the execution, delivery and performance by the Purchaser of this Agreement and each of such other Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser, its shareholders, board of directors and officers. Each of this Agreement and such other Transaction Documents constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

Section 5.4 Non-Contravention; Consents

            (a) Neither the execution and delivery of this Agreement or any other Transaction Document to which the Purchaser is a party, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                        (i) contravene, conflict with or result in a violation of (i) any of the provisions of the Purchaser's articles of incorporation or bylaws, or (ii) any resolution adopted by the Purchaser's stockholders, the Purchaser's board of directors or any committee of the Purchaser's board of directors;

                        (ii) to the Knowledge of the Purchaser and InfoCast, contravene, conflict with or result in a violation of, or give any Governmental Authority or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Requirement of Law or any Order to which the Purchaser or any of the assets owned or used by the Purchaser is subject; or

                        (iii) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any of Contract to which the Purchaser is a party;

            (b) Except as set forth on Schedule 5.04, the Purchaser was, is and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of any of this Agreement or any of the other Transaction Documents or the consummation or performance of any of the Transactions.

Section 5.5 Proceedings; Orders

            (a) There is no pending Proceeding, and, to the Knowledge of the Purchaser, no Person has threatened to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

            (b) No event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any Proceeding of the type described in
Section 5.05(a).

            (c) To the Knowledge of the Purchaser and InfoCast, there is no proposed Order that, if issued or otherwise put into effect may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

Section 5.6 Sale of Exchangeable Shares Valid

            Assuming the accuracy of the representations and warranties of the Company and the Company Principals contained in Section 4.08, and of the Selling Shareholders set forth in the Letters of Transmittal, and of the Non-Controlling Shareholders set forth in the Non-Controlling Shareholder Letters of Transmittal, the offer and sale of the Exchangeable Shares and the issuance of the InfoCast Exchange Stock upon the exchange thereof in accordance with the Exchange Agreement will be exempt from the registration requirements of the U.S. Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. The issuance of the Exchangeable Shares to the Selling Shareholders is exempt from the prospectus requirements of the Ontario Act. Neither the Purchaser nor any agent on behalf of the Purchaser has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Exchangeable Shares or the InfoCast Exchange Stock to any person or persons, so as to bring the offer or sale of the Exchangeable Shares or the InfoCast Exchange Stock to the Selling Shareholders within the registration provisions of the U.S. Securities Act or any state securities laws.

Section 5.7 Investment Representations

            (a) The Purchaser understands that none of the Purchased Shares have been registered under the U.S. Securities Act. The Purchaser also understands that the Purchased Shares are being offered and sold pursuant to an exemption from registration contained in the U.S. Securities Act and upon an exemption from the prospectus requirements of the Ontario Act based in part upon the Purchaser's representations contained in this Agreement.

            (b) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment indefinitely unless the Purchased Shares are registered pursuant to the U.S. Securities Act or qualified for distribution by prospectus in Canada, or an exemption from registration or prospectus requirements is available. The Purchaser understands that there is no assurance that any exemption from registration under the U.S. Securities Act or from the prospectus requirements of Canadian securities legislation will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Purchased Shares under the circumstances, in the amounts or at the times Purchaser might propose.

            (c) The Purchaser is acquiring the Purchased Shares for the Purchaser's own account for investment only, and not with the current intention of making a public distribution thereof.

            (d) The Purchaser represents that by reason of its, or of its management's business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

Section 5.8 Consents

            All consents, approvals, orders, or authorizations of, or registration, qualification, designation, declaration or filing with any Governmental Authority or banking authority required on the part of Purchaser in connection with the consummation of the transactions contemplated in this Agreement have been or shall have been obtained prior to and shall be effective as of the Closing.

            In addition to the joint and several representations and warranties set forth above, InfoCast alone hereby represents and warrants to the Company and each of the Selling Shareholders as follows:

Section 5.9 Organization, Good Standing and Qualification of InfoCast

            (a) InfoCast is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to conduct business and in corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties require such qualification. InfoCast has all requisite corporate power and authority to own and operate its properties and assets, to execute, deliver and perform its obligations under this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted.

            (b) Schedule 5.09(b) accurately sets forth (i) the names of the members of InfoCast's board of directors, (ii) the names of the members of each committee of InfoCast's board of directors and (iii) the names and titles of InfoCast's officers.

            (c) InfoCast is not insolvent within the meaning of applicable laws, rules regulation or similar requirement, and has not made any assignment in favour of its creditors nor a proposal in bankruptcy to its creditors or any class thereof, nor has any petition for a receiver order been presented in respect of InfoCast. InfoCast has not initiated any proceedings with respect to a compromise or arrangement with its creditors or for the dissolution, liquidation or reorganization of InfoCast or the winding up or cessation of the business or affairs of InfoCast. No receiver has been appointed in respect of InfoCast or any of its assets and no execution or distress has been levied upon any of its assets.

            (d) InfoCast has no subsidiaries other than the Purchaser, Virtual Performance Systems Inc. and Cheltenham Technologies (Bermuda) Ltd.

Section 5.10            Articles of Incorporation and By-Laws; Records

            (a) InfoCast has delivered to the Company accurate and complete copies of:

                        (i)         the  articles of  incorporation  and bylaws,
                                    including   all   amendments    thereto   of
                                    InfoCast;

                        (ii) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders, board of directors and all committees of the board of directors of InfoCast.

            (b) There have been no meetings or other proceedings of the stockholders, the board of directors or any committee of the board of directors of InfoCast, that are not fully reflected in such minutes or other records.

            (c) InfoCast has never conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name "InfoCast Corporation" and "Grant Reserve Corporation".

            (d) There has not been any material violation of any of the provisions of the articles of incorporation or bylaws of InfoCast or of any resolution adopted by the shareholders, board of directors or any committee of the board of directors of InfoCast and no event has occurred, and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation.

            (e) The books of account, stock records, minute books and other records of InfoCast are accurate, up to date and complete in all material respects, and have been maintained in accordance with sound and prudent business practices. All of the records of InfoCast are in the actual possession and direct control of InfoCast.

Section 5.11            Capitalization

            (a) The authorized capital stock of InfoCast consists of an unlimited number of common shares of which 16,672,333 shares have been issued and are outstanding, and will be the only shares issued and outstanding on the Closing Date. All issued and outstanding shares of capital stock of InfoCast have been duly authorized and validly issued in full compliance with all applicable securities laws and other applicable Requirement of Laws, and are outstanding as fully paid and non-assessable.

            (b) There are no: (i) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares in the capital or other securities of InfoCast, other than 2,075,000 options to acquire 2,075,000 shares at exercise price of US$1.00 per share, (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares in the capital or other securities of InfoCast, other than 1,500,000 shares of InfoCast Common Stock reserved for issuance upon exercise of outstanding Exchangeable Shares, (iii) contracts under which InfoCast is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities, or (iv) condition or circumstance that may directly or indirectly give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares in the capital, or other securities of, InfoCast.

            (c) InfoCast has never repurchased, redeemed or otherwise reacquired (and has not agreed, committed or offered (in writing or otherwise) to reacquire) any shares of capital stock or other securities of InfoCast.

Section 5.12            Authority; Binding Nature of Agreements

            (a)  InfoCast has the absolute  and  unrestricted  right,  power and authority to enter into and to perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and the execution, delivery and performance by InfoCast of this Agreement and each of such other Transaction Documents have been duly authorized by all necessary action on the part of InfoCast and its shareholders, board of directors and officers. Each of this Agreement and such other Transaction Documents constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of InfoCast enforceable against InfoCast in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

Section 5.13            Non-Contravention; Consents

            (a) Neither the execution and delivery of this Agreement or any other Transaction Document to which InfoCast is a party, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                        (i) contravene, conflict with or result in a violation of (i) any of the provisions of the articles of incorporation or bylaws of InfoCast, or (ii) any resolution adopted by the shareholders, board of directors or any committee of the board of directors of InfoCast, or (iii) the provision of any agreement, whether or not written, between the holders of InfoCast Common Stock;

                        (ii) contravene, conflict with or result in a violation of, or give any Governmental Authority or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Requirement of Law or any Order to which InfoCast or any of the assets owned or used by InfoCast is subject;

                        (iii) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by InfoCast or any of its employees or that otherwise relates to the business of InfoCast or to any of the assets owned or used by InfoCast;

                        (iv) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any of InfoCast Contracts;

                        (v) give any Person the right to (i) declare a default or exercise any remedy under any InfoCast Contract (ii) accelerate the maturity or performance of any InfoCast
                                    Contract  or  (iii)  cancel,   terminate  or
                                    modify any InfoCast Contract;

                        (vi) give any Person the right to any payment by InfoCast or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of InfoCast in favour of any Person, in any such case as a result of the change in control of InfoCast, or otherwise resulting from the Transactions; or

                        (vii) result in the imposition or creation of any Lien upon or with respect to any asset owned or used by InfoCast.

Section 5.14 Proprietary Rights; Proprietary Information and Inventions Agreement

            (a) Except as set forth in Schedule 5.14, there is no Proprietary Asset that is owned by or licensed to InfoCast or that is otherwise used or useful in connection with InfoCast's business.

            (b) InfoCast has taken all reasonable measures and precautions to protect the confidentiality and value of each Proprietary Asset identified or required to be identified in Schedule 5.14.

            (c) To the Knowledge of InfoCast, InfoCast has conducted its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. InfoCast is not infringing, and has not at any time infringed or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement of, any Proprietary Asset owned or used by any other Person. To the Knowledge of InfoCast no other Person is infringing, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset owned or used by InfoCast.

            (d) InfoCast owns, licenses or has rights to all of the Proprietary Assets owned or used by InfoCast. The Proprietary Assets identified in Schedule
5.14 constitute all of the Proprietary Assets necessary to enable InfoCast to conduct its business in the manner in which its business is currently being conducted.

Section 5.15      Proceedings; Orders

            (a) There is no pending Proceeding and, to the Knowledge of InfoCast, no Person has threatened to commence any Proceeding:

                        (i) that involves InfoCast or that otherwise relates to or might affect the business of InfoCast or any of the assets owned or used by InfoCast (whether or not InfoCast is named as a party thereto); or

                        (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

            (b) No event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any material Proceeding of the type described in Section 5.15(a).

            (c) No Proceeding has ever been commenced by or against InfoCast and no Proceeding otherwise involving or relating to InfoCast has been pending or threatened at any time.

            (d) There is no Order to which InfoCast or any of the assets owned or used by InfoCast is subject that relates to the business of InfoCast or to any of the assets owned or used by InfoCast.

            (e) To the knowledge of InfoCast, there is no proposed Order that, if issued or otherwise put into effect, (i) may have a material adverse effect on the business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) of InfoCast or on the ability of InfoCast to comply with or perform any covenant or obligation under this Agreement or any of the other Transactional Documents, or
(ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

Section 5.16            Sale of Purchased Shares Valid

            Assuming the accuracy of the representations and warranties of the Controlling Shareholders and the Selling Shareholders contained herein and in the Non-Controlling Shareholder Declarations, the issue of the Exchangeable Shares and the InfoCast Exchange Stock will be exempt from the prospectus and registration requirements of the Ontario Act and the Alberta Act.

Section 5.17            Financial Statements

            (a) InfoCast has delivered to the Company the audited balance sheet of InfoCast as at March 31, 1999 (the "InfoCast Balance Sheet"), and the related audited statements together with the notes thereto (collectively, the "InfoCast Financial Statements").

            (b) The InfoCast Financial Statements are accurate and complete in all material respects, and the dollar amount of each line item included in the InfoCast Financial Statements is accurate in all material respects. The Financial Statements and the notes thereto are in accordance with the books and records of InfoCast and present fairly the financial position of InfoCast as of the respective dates thereof and the results of operations, changes in stockholder's equity and cash flows of InfoCast for the periods covered thereby. The Financial Statements have been prepared in accordance with US GAAP, applied on a consistent basis throughout the periods covered.

            (c) At the date of the InfoCast Balance Sheet, (i) InfoCast had no Liabilities of any nature (matured or unmatured, fixed or contingent) required by US GAAP to be provided for in the InfoCast Balance Sheet or described in the notes thereto which were not provided for in the InfoCast Balance Sheet, or described in the notes thereto, (ii) InfoCast had no material Liabilities of any nature (matured or unmatured, fixed or contingent) which were not required by US GAAP to be provided for in the InfoCast Balance Sheet or described in the notes thereto and (iii) all reserves established by InfoCast and set forth in the InfoCast Balance Sheet were adequate for the purposes for which they were established. As of the date of this Agreement, InfoCast has no Liabilities, except for:

                        (i)         Liabilities   identified   as  such  in  the
                                    "liabilities" column of the InfoCast Balance
                                    Sheet;

                        (ii) accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with US GAAP) incurred by InfoCast in the ordinary course of business since the date of the InfoCast Balance Sheet; and

                        (iii) InfoCast's obligations under the Contracts listed in Schedule 5.19.

Section 5.18            Title to Assets

            (a) InfoCast owns and has good and valid title to all assets purported to be owned by it, including:

                        (i) with respect to InfoCast, all assets reflected on the InfoCast Balance Sheet (except for inventory sold by InfoCast since the date of the InfoCast Balance Sheet in the ordinary course of business);

                        (ii) all of InfoCast's rights under InfoCast Contracts; and

                        (iii)       all other  assets  reflected  in  InfoCast's
                                    books  and   records   as  being   owned  by
                                    InfoCast.

Section 5.19            InfoCast Material Contracts

            (a) Schedule 5.19 identifies and provides an accurate and complete description of each InfoCast Contract which involves future payments, performance of services or delivery of goods or materials to or by InfoCast of an aggregate amount or value in excess of US$100,000, or which otherwise is material to the business or prospects of InfoCast (collectively, the "InfoCast Material Contracts"). All nonmaterial contracts of InfoCast do not in the aggregate represent a material portion of the assets or liabilities of InfoCast. InfoCast has delivered to the Company accurate and complete copies of all InfoCast Material Contracts, including all amendments thereto.

            (b) Each InfoCast Material Contract is valid and in full force and effect, and is enforceable by InfoCast in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

            (c) InfoCast is not in default under any InfoCast Material Contract in any material respect, and to the Knowledge of InfoCast, no Person has violated or breached, or declared or committed any default under, any InfoCast Material Contract.

            (d) No event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (i) result in a material violation or breach of any of the provisions of any InfoCast Material Contract,
(ii) give any Person the right to declare a default or exercise any remedy under any InfoCast Material Contract, (iii) give any Person the right to accelerate the maturity or performance of any InfoCast Material Contract, or (iv) give any Person the right to cancel, terminate or modify, any InfoCast Material Contract.

            (e) InfoCast has not waived any of its rights under any InfoCast Material Contract.

            (f) InfoCast has never guaranteed or otherwise agreed to cause, insure or become liable for, and has never pledged any of its assets to secure, the performance or payment of any obligation or other Liability of any other Person.

            (g) Except as set forth in Schedule 5.19, InfoCast has never been a party to or bound by (i) any joint venture agreement, partnership agreement, profit sharing agreement, cost sharing agreement, loss sharing agreement or similar Contract, or (ii) any Contract that creates or grants to any Person, or provides for the creation or grant of, any share appreciation right, phantom share right or similar right or interest.

            (h) The performance of the InfoCast Material Contracts will not result in any violation of, or failure to comply with, any Requirement of Law.

            (i) No Person is renegotiating, or has the right to renegotiate, any amount paid or payable to InfoCast under any InfoCast Material Contract or any other term or provision of any InfoCast Material Contract.

            (j) The Contracts identified in Schedule 5.19, collectively constitute all of the Contracts necessary to enable InfoCast to conduct its business in the manner in which such business is currently being conducted and in the manner in which such business is proposed to be conducted.

            (k) Schedule 5.19 identifies and provides an accurate and complete description of each proposed Contract as to which any bid, offer, written proposal, term sheet or similar document has been submitted or received by InfoCast.

            (l) No party to any InfoCast Material Contract has made a claim to the effect that InfoCast has failed to perform an obligation thereunder. There is no known plan, intention or indication of any contracting party to any Contract to cause the termination, cancellation or modification of such Contract or to reduce or otherwise change its activity thereunder so as to adversely affect the benefits derived or expected to be derived therefrom by InfoCast.

            (m) InfoCast is neither a party to, nor bound by, any contract, agreement, commitment or restriction which obligates InfoCast to perform services or to produce products unprofitably.

Section 5.20            Employees and Employee Benefits

            (a) Schedule 5.20 contains a list of all employees of InfoCast as of the date hereof and their material terms and conditions of employment including salary or wages, bonus, position title and seniority date. Except as disclosed on Schedule 5.20, no employee of InfoCast is on long-term disability leave or extended absence or in receipt of workers' compensation benefits.

            (b) Schedule 5.20 contains a list of individuals who are currently performing services for InfoCast related to its business and are classified as "consultants" or "independent contractors".

            (c) InfoCast is not a party to or subject to any collective bargaining agreements with any trade union or collective bargaining agent representing any of its employees. There is no labour union organizing activity pending or, to InfoCast's knowledge, threatened with respect to any employees of InfoCast. Except as specified on Schedule 5.20, no employee of InfoCast has any agreement or contract, written or verbal, regarding his employment, other than those deemed to exist at common law.

            (d) To the Knowledge of InfoCast, no employee of InfoCast, nor any consultant with whom InfoCast has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, InfoCast because of the nature of the business to be conducted by InfoCast, and to InfoCast's knowledge the continued employment by InfoCast of its present employees, and the performance of InfoCast's contracts with its independent contractors, will not result in any such violation. InfoCast has not received any notice alleging that any such violation has occurred. InfoCast is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with InfoCast, nor does InfoCast have a present intention to terminate the employment of any officer, key employee or group of key employees.

            (e) Except as set forth in Schedule 5.20 there are no employment policies or plans, including policies or plans regarding incentive compensation, stock options, severance pay or other terms or conditions of employment or terms or conditions upon which Employees may be terminated, which are binding upon InfoCast.

            (f) InfoCast has been and is being operated in full compliance with all Requirements of Law relating to employees, including employment standards, occupational health and safety, pay equity and employment equity. There have been no complaints under such laws against InfoCast.

            (g) There are no complaints nor, to the Knowledge of InfoCast, are there any threatened complaints, against InfoCast, before any employment standards branch or tribunal or human rights tribunal. To the Knowledge of InfoCast nothing has occurred which might lead to a complaint against InfoCast, under any human rights legislation or employment standards legislation. There are no outstanding decisions or settlements or pending settlements under the employment standards legislation which place any obligation upon InfoCast, to do or refrain from doing any act.

            (h) To the knowledge of InfoCast, there are no outstanding labour tribunal proceedings of any kind, including any proceedings which could result in certification of a trade union as bargaining agent for any employees or independent contractors of InfoCast.

Section 5.21            Compliance With Requirement of Laws

            (a) InfoCast is in full compliance with each Requirement of Law that is applicable to it or to the conduct of its business or the ownership or use of any of its assets.

            (b) No event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a material violation by InfoCast of, or a material failure on the part of InfoCast to comply with, any Requirement of Law.

            (c) InfoCast has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Requirement of Law, or (ii) any actual, alleged, possible or potential obligation on the part of InfoCast to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature.

            (d) To the Knowledge of InfoCast, no Governmental Authority has proposed or is considering any Requirement of Law that, if adopted or otherwise put into effect, (i) may have an material adverse effect on the business, condition, assets, liabilities, operations, financial performance, net income or prospects of InfoCast, or on the ability of InfoCast to comply with or perform any covenant or obligation under any of the Transactional Documents, or (ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

Section 5.22            Tax Matters

            (a) Each Tax required to have been paid, or claimed by any Governmental Authority to be payable, by InfoCast (whether pursuant to any Tax Return or otherwise) has been duly paid in full on a timely basis including all installments on account of Tax for the current year that are due and payable by it. Any Tax required to have been withheld or collected by InfoCast has been duly withheld and collected, and (to the extent required) each such Tax has been paid to the appropriate Governmental Authority.

            (b) Schedule 5.22 accurately identifies all Tax Returns required to be filed by or on behalf of InfoCast with any Governmental Authority with respect to any taxable period ending on or before the Closing Date ("InfoCast Returns"). All InfoCast Returns (i) have been or will be filed when due, and
(ii) have been or will be, when filed, accurately and completely prepared in full compliance with all applicable Requirement of Laws, and InfoCast have completely and accurately reported all income and all other amounts of information required to be reported thereon. All amounts shown on InfoCast Returns to be due on or before the Closing Date, and all amounts otherwise payable in connection with InfoCast Returns on or before the Closing Date, have been or will be paid on or before the Closing Date.

            (c) InfoCast's liability for unpaid Taxes for all periods ending on or before March 31, 1999 does not, in the aggregate, exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred taxes) reported in the InfoCast Financial Statements. InfoCast will establish, in the ordinary course of business, reserves adequate for the payment of all Taxes for the period from March 31, 1999 through to the Closing Date in addition to those included on the InfoCast Balance Sheet, and InfoCast will disclose the dollar amount of such reserves to the Company on or prior to the Closing Date.

            (d) Schedule 5.22 accurately identifies each examination or audit of any InfoCast Return that has been conducted by any Governmental Authority since InfoCast's inception. InfoCast has delivered to the Purchaser accurate and complete copies of all material audit reports (to which InfoCast has access) relating to InfoCast Returns, elections, designations or similar things relating to Taxes for which InfoCast is or may be liable. No extension or waiver of the limitation period applicable to any of InfoCast Returns has been granted (by InfoCast or any other Person), and no such extension or waiver has been requested from InfoCast.

            (e) To the knowledge of InfoCast, there are no unsatisfied Liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by InfoCast.

            (f) To the knowledge of InfoCast, there are no actions, suits, proceedings, investigations, audits or claims now pending or, to the knowledge of InfoCast threatened, against InfoCast in respect of any Taxes and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes.

            (g) Except as specifically disclosed in writing to the Company, for purposes of the Tax Act or any applicable provincial or municipal taxing statute, no Person or group of Persons has ever acquired or had the right to acquire control of InfoCast.

            (h) The transfer pricing practices of InfoCast have not been the subject of a review or audit by any revenue or other taxing authority and there are no agreements, waivers or other agreement providing for an extension of time with respect to the assessment or collection of any Tax against InfoCast with respect to any matter relating to transfer pricing issues or the transfer pricing practices of InfoCast. To the knowledge of InfoCast, there are no suits or similar proceedings now pending or threatened against InfoCast with respect to any transfer pricing issue or transfer pricing practice of InfoCast. There are currently no matters under discussion with any taxation or other authority relating to any transfer pricing issue, transfer pricing practices of InfoCast, or any advance pricing agreement or similar process or agreement concerning transfer pricing practices and issues of InfoCast.

            (i) No reserves are required to be taken by InfoCast for purposes of the Tax Act.

            (j) There are no reassessments of InfoCast that are issued and outstanding and there are no outstanding issues which have been raised and communicated to InfoCast by any governmental body for any taxation year in respect of which a Tax Return of InfoCast has been audited. No governmental body has challenged, disputed or questioned InfoCast in respect of Taxes or of any returns, filings or other reports filed under any statute providing for Taxes. InfoCast is not negotiating any draft assessment or reassessment with any governmental body. To the Knowledge of InfoCast, there are no grounds for an assessment or reassessment of InfoCast of an amount which would have a material adverse effect on InfoCast other than as disclosed in the Financial Statements. InfoCast has not received any indication from any governmental body that an assessment (other than an assessment accepting a Tax Return as filed) or reassessment of InfoCast is proposed in respect of any Taxes, regardless of its merits. InfoCast has not executed or filed with any governmental body any agreement or waiver extending the period for assessment, reassessment or collection of any Taxes.

            (k) InfoCast has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Tax Act, all amounts required by law to be withheld, and furthermore, have remitted such withheld amounts within the prescribed periods to the appropriate governmental body. InfoCast has remitted all Taxes payable by it in respect of its employees and has remitted such amounts to the proper governmental body within the time required under the applicable legislation. Other than as set forth in Schedule 5.22, InfoCast has charged, collected and remitted on a timely basis all Taxes as required under applicable legislation on any sale, supply or delivery whatsoever it has made; and for any late filings disclosed on Schedule 5.22, no penalties or fines will or have become due and owing as a result of such late filings.

            (l) InfoCast has not deducted any material amounts in computing its income in a taxation year that are currently unpaid and that could, if they remain unpaid, be required to be included in income in a subsequent taxation year.

            (m) InfoCast will not at any time be deemed to have a capital gain pursuant to subsection 80.03(2) of the Tax Act as a result of any transactions or event taking place in any fiscal period or portion thereof ending on or before the Closing Date.

Section 5.23            Securities Laws Compliance; Registration Rights

            The issue of the Exchangeable Shares to the Selling Shareholders has complied and will comply with all securities laws of the Provinces of Alberta and Ontario, and applicable securities laws of the United States. InfoCast has complied with all applicable securities laws of Canada and the United States in connection with all offers and sales of securities of InfoCast prior to the date of this Agreement.

Section 5.24            Insurance

            (a) Schedule 5.24 accurately sets forth, with respect to each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, InfoCast:

                        (i) the name of the insurance carrier that issued such policy and the policy number of such policy;

                        (ii) whether such policy is a "claims made" or an "occurrences" policy;

                        (iii) a description of the coverage provided by such policy and the material terms and provisions of such policy (including all applicable coverage limits, deductible amounts and co-insurance arrangements and any non customary exclusions from coverage);

                        (iv) the annual premium payable with respect to such policy, and the cash value (if any) of such policy; and

                        (v) a description of any claims pending, and any claims that have been asserted in the past, with respect to such policy.

            (b) Schedule 5.24 also identifies (i) each pending application for insurance that has been submitted by or on behalf of InfoCast, and (ii) each self-insurance or risk-sharing arrangement affecting InfoCast or any of its assets. InfoCast has delivered to the Company accurate and complete copies of all of the insurance policies identified in Schedule 5.24 (including all renewals thereof and endorsements thereto) and all of the pending applications identified in Schedule 5.24.

            (c) Each of the policies identified in Schedule 5.24 is valid, enforceable and in full force and effect, and has been issued by an insurance carrier that, to the Knowledge of InfoCast, is solvent, financially sound and reputable. All of the information contained in the applications submitted in connection with said policies was (at the times said applications were submitted) accurate and complete, and all premiums and other amounts owing with respect to said policies have been paid in full on a timely basis. The nature, scope and dollar amounts of the insurance coverage provided by said policies are similar to the coverage customarily carried by companies of similar size and character of InfoCast. Each of the policies identified in Schedule 5.24 will continue in full force and effect following the Closing. InfoCast has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it or any of its directors or officers in connection with their performance of services to InfoCast.

            (d) There is no pending material claim under or based upon any of the policies identified in Schedule 5.24(a), and no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim.

            (e)         InfoCast has not received:

                        (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in Schedule
                                    5.24 or  regarding  any  actual or  possible
                                    adjustment  in the  amount  of the  premiums
                                    payable   with   respect   to  any  of  said
                                    policies;

                        (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in Schedule 5.24; or

                        (iii) any indication that the issuer of any of the policies identified in Schedule 5.24 may be unwilling or unable to perform any of its obligations thereunder.

Section 5.25            Absence of Changes

            Except as set forth in Schedule 5.25, since March 31, 1999:

            (a) there has not been any material adverse change in InfoCast's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or in any aspect or portion thereof), and no event has occurred that might have an adverse effect on InfoCast's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof);

            (b) there has not been any loss, damage or destruction to, or any interruption in the use of, any of InfoCast's assets (whether or not covered by insurance);

            (c) InfoCast has not (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities;

            (d) InfoCast has not sold or otherwise issued any shares of capital stock or any other securities;

            (e) InfoCast has not amended its articles of incorporation or bylaws and has not effected or been a party to any InfoCast Acquisition Transaction, reclassification of shares, stock split, reverse stock split or similar transaction;

            (f) InfoCast has not purchased or otherwise acquired any asset from any other Person, except for supplies acquired by InfoCast in the ordinary course of business;

            (g) InfoCast has not leased or licensed any asset from any other Person;

            (h) InfoCast has not made any material capital expenditure;

            (i) InfoCast has not sold or otherwise transferred, and has not leased or licensed, any asset to any other Person except for products sold by InfoCast from its inventory in the ordinary course of business;

            (j) InfoCast has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness;

            (k) InfoCast has not pledged or hypothecated any of its assets or otherwise permitted any of its assets to become subject to any Lien;

            (l) InfoCast has not made any loan or advance to any other Person;

            (m) InfoCast has not (i) established or adopted any employee benefit plan, or (ii) paid any bonus or made any profit sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

            (n) InfoCast has not increased the compensation of any of its officers, or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of its business;

            (o) there has been no resignation or termination of employment of any officer or key employee of InfoCast;

            (p) there has been no labour dispute involving InfoCast or its employees and none is pending or, to InfoCast's Knowledge, threatened;

            (q) InfoCast has not entered into, and neither InfoCast nor any of the assets owned or used by InfoCast has become bound by, any InfoCast Material Contract;

            (r) no InfoCast Material Contract by which InfoCast or any of the assets owned or used by InfoCast is or was bound, or under which InfoCast has or had any rights or interest, has been amended or terminated;

            (s) InfoCast has not incurred, assumed or otherwise become subject to any Liability, other than accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with US GAAP) incurred by InfoCast in the ordinary course of business;

            (t) InfoCast has not discharged any Lien or discharged or paid any indebtedness or other Liability, except for accounts payable that (i) are reflected as current liabilities in the "liabilities" column of the InfoCast Balance Sheet or have been incurred by InfoCast since March 31, 1999 in the Ordinary Course of Business, and (ii) have been discharged or paid in the Ordinary Course of Business;

            (u) InfoCast has not forgiven any debt or otherwise released or waived any right or claim;

            (v) InfoCast has not changed any of its methods of accounting or accounting practices in any respect;

            (w) InfoCast has not entered into any transaction or taken any other action outside the ordinary course of business; and

            (x) InfoCast has not agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses "(c)" through "(w)" above.

Section 5.26            Full Disclosure

            (a) The representations and warranties of InfoCast contained in this Agreement, each of the other Transaction Documents and each of the documents delivered or provided to the Company and the Selling Shareholders by or on behalf of InfoCast in connection with this Agreement or any of the Transactions
(i) do not contain any untrue statement of a material fact, or (ii) omit to state any material fact of which InfoCast has Knowledge, which fact is necessary in order to make the statements and information contained in this Agreement, the other Transaction documents and such documents not misleading.

            (b) InfoCast has provided the Company with full and complete access to all of InfoCast's records and other documents and data.

Section 5.27            Corporate Governance

            InfoCast and the Purchaser agree to be bound by the provisions and governance guidelines prescribed in Schedule 5.27, which agreement and obligation shall survive the completion of the transactions contemplated herein.

                                   ARTICLE VI

                      PRE-CLOSING COVENANTS OF THE COMPANY
                        AND THE CONTROLLING SHAREHOLDERS

Section 6.1             Access and Investigation

            The Company shall ensure that,  at all times during the  Pre-Closing
Period:

            (a) The Company and its Representatives provide the Purchaser and its Representatives with free and complete access to the Company's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Company;

            (b) The Company and its Representatives provide the Purchaser and its Representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to the Company as the Purchaser may request in good faith; and

            (c) The Company and its Representatives compile and provide the Purchaser and its Representations with such additional financial, operating and other data and information regarding the Company as the Purchaser may request in good faith.

Section 6.2             Operation of Business

            The Company and the Controlling Shareholders shall ensure that during the Pre-Closing Period:

            (a) The Company conducts its operations exclusively in the Ordinary Course of Business and in the same manner as such operations have been conducted prior to the date of this Agreement;

            (b) The Company preserves intact its current business organization, keeps available the services of its current officers and employees and maintains its relations and good will with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with the Company;

            (c)  The  Company  keeps  in  full  force  all  insurance   policies
identified in Schedule 4.21;

            (d) The Company's officers confer regularly with the Purchaser concerning operational matters and otherwise report regularly to the Purchaser concerning the status of the Company's business, condition, assets, liabilities, operations, financial performance and prospects;

            (e) The Company immediately notifies the Purchaser of any inquiry, proposal or offer from any Person relating to any Acquisition Transaction;

            (f) The Company does not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares in its capital, and does not repurchase, redeem or otherwise reacquire any such shares or other securities (except as expressly contemplated by this Agreement);

            (g) The Company does not sell or otherwise issue any shares or any other securities;

            (h) The Company does not amend its articles of incorporation or bylaws, and does not effect or become a party to any Acquisition Transaction, reclassification of shares, share split, reverse share split or similar transaction;

            (i) The Company does not form any subsidiary or acquire any equity interest or other interest in any other Entity;

            (j) The Company does not make any capital expenditure, except for capital expenditures that are made in the Ordinary Course of Business and that, when added to all other capital expenditures made on behalf of the Company during the Pre-Closing Period, do not exceed CDN$25,000 in the aggregate;

            (k) The Company does not enter into or permit any of the assets owned or used by the Company to become subject to any Lien;

            (l) The Company does not incur, assume or otherwise become subject to any Liability, except for current liabilities (of the type required to be reflected in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred in the Ordinary Course of Business;

            (m) The Company does not establish or adopt any employee benefit plan, and does not pay any bonus or make any profit sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

            (n) The Company does not change any of its methods of accounting or accounting practices in any respect;

            (o) The Company does not make any Tax election;

            (p) The Company does not commence any Proceeding;

            (q) The Company does not enter into any transaction or take any other action of the type referred to in Section 4.23;

            (r) The Company does not enter into any transaction or take any other action outside the Ordinary Course of Business;

            (s) The Company does not enter into any transaction or take any other action that might cause or constitute a Breach of any representation or warranty made by the Company or any of the Selling Shareholders in this Agreement any of the Non-Controlling Shareholder Letters of Transmittal or in any other Transaction Document; and

            (t) The Company does not agree, commit or offer (in writing or otherwise), and does not attempt, to take any of the actions described in clauses (g) through (t) of this Section 6.02.

Section 6.3             Filings and Consents

            The Company and the Controlling Shareholders shall use its Best Efforts to ensure that:

            (a) each filing or notice required to be made or given (pursuant to any applicable Requirement of Law, Order or Material Contract, or otherwise) by the Company or any of the Selling Shareholders in connection with the execution and delivery of any of the Transaction Documents or in connection with the consummation or performance of any of the Transactions (including each of the filings and notices identified in Schedule 4.05) is made or given as soon as possible after the date of this Agreement;

            (b) each Consent required to be obtained (pursuant to any applicable Requirement of Law, Order or Material Contract, or otherwise) by the Company or any of the Selling Shareholders in connection with the execution and delivery of any of the Transactional Documents or in connection with the consummation or performance of any of the Transactions (including each of the Consents identified in Schedule 4.05) is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

            (c) The Company promptly delivers to the Purchaser a copy of each filing made, each notice given and each Consent obtained by the Company or any Selling Shareholders during the Pre-Closing Period; and

            (d) during the Pre-Closing Period, the Company and its Representatives cooperate with the Purchaser and with the Purchaser's
Representatives, and prepare and make available such documents and take such other actions as the Purchaser may request in good faith, in connection with any filing, notice or Consent that the Purchaser is required or elects to make, give or obtain.

Section 6.4             Notification of Events or Conditions

            During the Pre-Closing Period, the Company and the Controlling Shareholders shall promptly notify the Purchaser in writing of:

            (a) the discovery by the Company or any of the Controlling Shareholders of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a Breach of any representation or warranty made by the Company or any of the Selling Shareholders in this Agreement or any of the Non-Controlling Shareholder Letters of Transmittal;

            (b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a Breach of any representation or warranty made by the Company or any of the Selling Shareholders in this Agreement or any of the Non-Controlling Shareholder Letters of Transmittal if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

            (c) any Breach of any covenant or obligation of the Company or any of the Selling Shareholders; and

            (d) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Article VIII impossible or unlikely.

Section 6.5             Payment of Indebtedness by Related Parties

            The Company and the Controlling Shareholders shall cause all indebtedness and other Liabilities owing to each Related Party to the Company by the Company to be discharged and paid in full prior to the Closing, other than liabilities incurred in the Ordinary Course of Business which are not due at the Closing Date, or are to be assumed by InfoCast at Closing.

Section 6.6             No Negotiation

            The Company and the Controlling Shareholders shall ensure that, during the Pre-Closing Period, neither the Company nor any of the Company's Representatives directly or indirectly:

            (a) solicits or encourages the initiation of any inquiry, proposal or offer from any Person (other than the Purchaser) relating to any Acquisition Transaction;

            (b) participates in any discussions or negotiations with, or provides any non public information to, any Person (other than the Purchaser) relating to any Acquisition Transaction; or

            (c) considers the merits of any unsolicited inquiry, proposal or offer from any Person (other than the Purchaser) relating to any Acquisition Transaction.

Section 6.7             Best Efforts

            During the Pre-Closing Period, the Company and the Controlling Shareholders shall use their respective Best Efforts to cause the conditions set forth in Articles VIII and Article IX to be satisfied on a timely basis, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties set forth in this Agreement or any of the other Transaction Documents becoming untrue, in any of the conditions of Closing set forth in Article VIII or Article IX not being satisfied or in the business of the Company becoming materially less valuable.

Section 6.8             Confidentiality

            The Company and the Controlling Shareholders shall ensure that, during the Pre-Closing Period:

            (a) The Company and its Representatives keep strictly confidential the existence and terms of this Agreement;

            (b) neither the Company nor any of its Representatives issues or disseminates any press release or other publicity or otherwise makes any disclosure of any nature (to any of the Company's suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the Transactions, except to employees of the Company involved in the consummation of the Transactions or to the extent that the Company is required by law to make any such disclosure regarding the Transactions; and

            (c) if the Company is required by law to make any disclosure regarding the Transactions, the Company advises the Purchaser, at least five business days before making such disclosure, of the nature and content of the intended disclosure.


                                   ARTICLE VII

               PRE-CLOSING COVENANTS OF THE PURCHASER AND INFOCAST

Section 7.1             Filings and Consents

            The Purchaser and InfoCast shall ensure that:

            (a) each filing or notice required to be made or given (pursuant to any applicable Requirement of Law or Order) by the Purchaser in connection with the execution and delivery of any of the Transaction Documents or in connection with the consummation or performance of any of the Transactions is made or given as soon as possible after the date of this Agreement;

            (b) each Consent required to be obtained (pursuant to any applicable Requirement of Law or Order) by the Purchaser in connection with the execution and delivery of any of the Transaction Documents or in connection with the consummation or performance of any of the Transactions is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

            (c) the Purchaser promptly delivers to the Company a copy of each filing made, each notice given and each Consent referred to in this Section 7.01 obtained by the Purchaser during the Pre-Closing Period; and

            (d)  during  the   Pre-Closing   Period,   the   Purchaser  and  its
Representatives cooperate with the Company, the Controlling Shareholders and their respective Representatives, and prepare and make available such documents and take such other actions as the Company or any of the Controlling Shareholders may request in good faith, in connection with any filing, notice or Consent that the Company or the Selling Shareholders is required or elects to make, give or obtain.

Section 7.2             Access and Investigation

            InfoCast  shall  ensure that,  at all times  during the  Pre-Closing
Period:

            (a) InfoCast and its Representatives provide the Company and its Representatives with free and complete access to InfoCast's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to InfoCast;

            (b) InfoCast and its Representatives provide the Purchaser and its Representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to InfoCast as the Purchaser may request in good faith; and

            (c) InfoCast and its Representatives compile and provide the Purchaser and its Representations with such additional financial, operating and other data and information regarding InfoCast as the Purchaser may request in good faith.

Section 7.3             Operation of Business

            InfoCast shall ensure that during the Pre-Closing Period:

            (a) InfoCast conducts its operations exclusively in the ordinary course of business and in the same manner as such operations have been conducted prior to the date of this Agreement;

            (b) InfoCast keeps in full force all insurance policies identified in Schedule 5.24;

            (c) InfoCast immediately notifies the Company of any inquiry, proposal or offer from any Person relating to any InfoCast Acquisition Transaction;

            (d) InfoCast does not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares in its capital, and does not repurchase, redeem or otherwise reacquire any such shares or other securities (except as expressly contemplated by this Agreement);

            (e) InfoCast does not sell or otherwise issue any shares or any other securities;

            (f) InfoCast does not amend its articles of incorporation or bylaws, and does not effect or become a party to any InfoCast Acquisition Transaction, reclassification of shares, share split, reverse share split or similar transaction;

            (g) InfoCast does not make any capital expenditure, except for capital expenditures that are made in the ordinary course of business and that, when added to all other capital expenditures made on behalf of InfoCast during the Pre-Closing Period, do not exceed CDN$100,000 in the aggregate;

            (h) InfoCast does not incur, assume or otherwise become subject to any Liability, except for current liabilities (of the type required to be reflected in the "liabilities" column of a balance sheet prepared in accordance with US GAAP) incurred in the ordinary course of business;

            (i) InfoCast does not establish or adopt any employee benefit plan, and does not pay any bonus or make any profit sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

            (j) InfoCast does not change any of its methods of accounting or accounting practices in any respect;

            (k) InfoCast does not make any Tax election;

            (l) InfoCast does not commence any Proceeding;

            (m) InfoCast does not enter into any transaction or take any other action of the type referred to in Section 5.25;

            (n)  InfoCast   does  not  enter  into  any   InfoCast   Acquisition
Transaction or take any other action outside the ordinary course of business;

            (o) InfoCast does not enter into any transaction or take any other action that might cause or constitute a Breach of any representation or warranty made by InfoCast or the Purchaser in this Agreement or in any other Transaction Document; and

            (p) InfoCast does not agree, commit or offer (in writing or otherwise), and does not attempt, to take any of the actions described in clauses (e) through (o) of this Section 7.03.

Section 7.4             Filings and Consents

            InfoCast shall ensure that:

            (a) each filing or notice required to be made or given (pursuant to any applicable Requirement of Law, Order or InfoCast Material Contract, or otherwise) by InfoCast or the Purchaser in connection with the execution and delivery of any of the Transaction Documents or in connection with the consummation or performance of any of the Transactions is made or given as soon as possible after the date of this Agreement;

            (b) each Consent required to be obtained (pursuant to any applicable Requirement of Law, Order or InfoCast Material Contract, or otherwise) by InfoCast or the Purchaser in connection with the execution and delivery of any of the Transactional Documents or in connection with the consummation or performance of any of the Transactions is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

            (c) InfoCast promptly delivers to the Company a copy of each filing made, each notice given and each Consent obtained by InfoCast or the Purchaser during the Pre-Closing Period; and

            (d) during the Pre-Closing Period, InfoCast and its Representatives cooperate with the Purchaser and with the Purchaser's Representatives, and prepare and make available such documents and take such other actions as the Purchaser may request in good faith, in connection with any filing, notice or Consent that the Purchaser is required or elects to make, give or obtain.

Section 7.5             Notification of Events or Conditions

            During the Pre-Closing Period, InfoCast and the Purchaser shall promptly notify the Company in writing of:

            (a) the discovery by InfoCast or the Purchaser of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a Breach of any representation or warranty made by InfoCast or the Purchaser in this Agreement or any of the Transaction Documents;

            (b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a Breach of any representation or warranty made by InfoCast or the Purchaser in this Agreement or any of the Transaction Documents if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

            (c) any Breach of any covenant or obligation of InfoCast or the Purchaser; and

            (d) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth herein impossible or unlikely.

Section 7.6             Best Efforts

            During the Pre-Closing Period, InfoCast and the Purchaser shall use their respective Best Efforts to cause the conditions set forth in Article VIII and Article IX to be satisfied on a timely basis, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties set forth in this Agreement or any of the other Transaction Documents becoming untrue, in any of the conditions of Closing set forth in Article VIII or Article IX not being satisfied or in the business of InfoCast becoming materially less valuable.


                                  ARTICLE VIII

                CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING

            The Purchaser's obligation to purchase the Purchased Shares and to take the other actions required to be taken by the Purchaser at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

Section 8.1    Representations and Warranties; Performance of Obligations

            The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and the Non-Controlling Shareholder Letters of Transmittal and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date and the Company shall have performed in all material respects all obligations herein required to be performed or observed by it on or prior to the Closing.

Section 8.2    Consents, Permits, Waivers and Approvals

            The Company, the Selling Shareholders, the Purchaser and InfoCast shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated hereunder (except for such as may be properly obtained subsequent to the Closing).


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

Section 8.3    Delivery of Certificates Evidencing Purchased Shares

            The Selling Shareholders shall have delivered to the Purchaser certificates representing 100% of the Purchased Shares, duly endorsed for transfer.

Section 8.4   Delivery of Employment Agreements

            Each of Darcy Galvon, Scott Fleming and Ken McLean shall have delivered to the Purchaser the Galvon Management Agreement, MacLean Employment Agreement or the Fleming Employment Agreement, as the case may be, duly executed by Galvon, MacLean and Fleming, respectively.

Section 8.5  Compliance Certificate

            The Company shall have delivered to the Purchaser a certificate, executed by the President of the Company, dated the Closing Date, setting forth the Company's representation and warranty that (i) each of the representations and warranties made by the Company and, to the Knowledge of the Company, each of the Selling Shareholders in this Agreement and the Non-Controlling Shareholder Letters of Transmittal was accurate in all material respects as of the date of this Agreement, (ii) each of the representations and warranties made by the Company in this Agreement and in each of the other Transaction Documents is accurate in all material respects as of the Closing, and (iii) each of the covenants and obligations that the Company is required to have complied with or performed pursuant to this Agreement at or prior to the Closing has been duly complied with and performed in all material respects.

Section 8.6    Corporate Documents

            The Company shall have delivered to the Purchaser or its counsel, copies of all corporate documents of the Company as the Purchaser shall reasonably request.

Section 8.7   Exchange Agreement

            The Company, on behalf of each of the Selling Shareholders, shall have duly executed and delivered to the Purchaser and InfoCast the Exchange Agreement.

Section 8.8    Proceedings and Documents

            All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.


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

Section 9.9    Delivery of Non-Controlling Shareholder Letters of Transmittal

            Each of the Non-Controlling Shareholders shall have delivered to the Purchaser, on or before the Closing Date, a duly executed Non-Controlling Shareholder Declaration substantially in the form of Schedule 8.09 hereto.


                                   ARTICLE IX

                            CONDITIONS TO THE SELLING
                      SHAREHOLDER'S OBLIGATIONS AT CLOSING

            The Selling Shareholders' obligation to sell, assign, transfer and deliver the Purchased Shares to the Purchaser and the Selling Shareholders' obligation to take the other actions required to be taken on their part at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

Section 9.1.   Representations and Warranties; Performance of Obligations

            The representations and warranties of the Purchaser and InfoCast contained in this Agreement and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date and the Purchaser and InfoCast shall have performed in all material respects all obligations herein required to be performed or observed by them on or prior to the Closing.

Section 9.2    Consents, Permits, Waivers and Approvals

            The Company, the Selling Shareholders, the Purchaser and InfoCast shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated hereunder (except for such as may be properly obtained subsequent to the Closing).

Section 9.3    Delivery of Certificates Evidencing Exchangeable Shares

            The Purchaser shall issue certificates representing the Exchangeable Shares issuable to the Selling Shareholders specified in Section 2.02(b), bearing such legends as counsel may advise are necessary or desirable and deposit same with legal counsel of the Purchaser until Section 116 Certificates are issued in respect of the transaction contemplated herein, at which time they will be delivered.


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

Section 9.4     Compliance Certificate of Purchaser

            The Purchaser shall have delivered to the Company and each of the Selling Shareholders a certificate, executed by the President of the Purchaser, dated the Closing Date, setting forth the Purchaser's representation and warranty that (i) each of the representations and warranties made by the Purchaser in this Agreement was accurate in all material respects as of the date of this Agreement, (ii) each of the representations and warranties made by the Purchaser in this Agreement and in each of the other Transaction Documents is accurate in all material respects as of the Closing, and (iii) each of the covenants and obligations that the Purchaser is required to have complied with or performed pursuant to this Agreement at or prior to the Closing has been duly complied with and performed in all material respects.

Section 9.5     Compliance Certificate of InfoCast

            InfoCast shall have delivered to the Company and each of the Selling Shareholders a certificate, executed by the President of InfoCast, dated the Closing Date, setting forth InfoCast's representation and warranty that (i) each of the representations and warranties made by InfoCast in this Agreement was accurate in all material respects as of the date of this Agreement, (ii) each of the representations and warranties made by InfoCast in this Agreement and in each of the other Transaction Documents is accurate in all material respects as of the Closing, and (iii) each of the covenants and obligations that InfoCast is required to have complied with or performed pursuant to this Agreement at or prior to the Closing has been duly complied with and performed in all material respects.

Section 9.6     Corporate Documents

            The Purchaser and InfoCast shall have delivered to the Company or its counsel, copies of all corporate documents of the Purchaser and InfoCast as the Controlling Shareholders shall reasonably request.

Section 9.7     Exchange Agreement

            Each of the  Purchaser  and  InfoCast  shall have duly  executed and
delivered  to  the  Company  and  the  Controlling   Shareholders  the  Exchange
Agreement.

Section 8.8     Proceedings and Documents

            All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company, the Selling Shareholders and their respective counsel, and the Company, the Selling Shareholders and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

Section 9.9     Homebase Governance

            A resolution of the directors of each of InfoCast and InfoCast Canada shall have been passed approving the terms of governance and support of the Company prescribed in the memorandum attached hereto as Schedule 9.09.

Section 9.10    Darcy Galvon - Co-Chairman of InfoCast


            All corporate proceedings shall have been taken and all necessary resolutions of the directors of InfoCast shall have been duly passed to appoint Darcy Galvon as a director and Co-Chairman of InfoCast, with the acknowledgement that all decisions of the Co-Chairman must be unanimous.

                                    ARTICLE X

                              INDEMNIFICATION, ETC.

Section 10.1    Survival of Representations and Warranties

            The representations and warranties of each party contained in this Agreement, the Non-Controlling Shareholder Letters of Transmittal and in each of the other Transaction Documents shall survive the Closing for a period of one year; provided that (i) each of the representations contained in Section 4.17, and (ii) any representation the Breach of which the Company or any Selling Shareholder had Knowledge on or prior to the Closing and any covenants or obligations to be performed after the Closing, shall, in each case, survive and continue for the applicable statute of limitation period or periods legally applicable to them.

Section 10.2    Indemnification by Controlling Shareholders

            (a) Each of the Controlling Shareholders shall, jointly and severally in respect of representations, warranties or covenants made by or on behalf of the Company, and severally only in respect of representations, warranties or covenants made in respect of such Controlling Shareholders, hold harmless and indemnify the Purchaser and its officers, directors, employees, agents and representatives (collectively, the "Purchaser-Related Indemnitee" and individually each a "Purchaser-Related Indemnitee") from and against, and shall compensate and reimburse each of the Purchaser Indemnitees for, any Damages which are suffered or incurred by any of the Purchaser-Related Indemnitees or to which any of the Purchaser-Related Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and which arise from or as a direct or indirect result of, or are directly or indirectly connected with:

                        (i) any Breach of any representation or warranty made by the Company or such Controlling Shareholder in this Agreement or in any of the other Transaction Documents;


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

                        (ii)        any Breach of any covenant or  obligation of
                                    the    Company    or    such     Controlling
                                    Shareholders;

                        (iii) any Proceeding relating to any Breach, or Liability or matter of the type referred to in any of the clauses listed above (including any Proceeding commenced by any Purchaser-Related Indemnitee for the purpose of enforcing any of its rights under this
                                    Article X); or

                        (iv) the failure by the Company or such Controlling Shareholder to obtain any necessary consents in connection with any Material Contracts.

            (b) Each Controlling Shareholder acknowledges and agrees that, if there is any Breach of any representation, warranty or other provision relating to the Company or the Company's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or any aspect or portion thereof), then the Purchaser itself shall be deemed, by virtue of its ownership of Purchased Shares, to have incurred Damages as a result of such Breach or Liability. Nothing contained in this Section 10.02(b) shall have the effect of (i) limiting the circumstances under which the Purchaser may otherwise be deemed to have incurred Damages for purposes of this Agreement, (ii) limiting the other types of Damages that the Purchaser may be deemed to have incurred (whether in connection with any such Breach or Liability or otherwise), or (iii) limiting the rights of the Company under this Section 10.02.

            (c) Notwithstanding anything to the contrary contained in this Agreement, any liability of the Controlling Shareholders hereunder shall be limited to the greater of: (i) the value of the Exchangeable Shares issued to all the Selling Shareholders on closing of the transactions contemplated hereby or (ii) the value of the Exchangeable Shares or any securities into which they may have been exchanged at the time the liability giving rise to indemnification hereunder is determined and notice of same is communicated to the Controlling Shareholders.

Section 10.3    Indemnification by the Purchaser and InfoCast

            (a) The Purchaser and InfoCast shall, jointly and severally, hold harmless and indemnify each Selling Shareholder and each of their respective agents and representatives (collectively, the "Selling Shareholder-Related Indemnitees" and individually each a "Selling Shareholder-Related Indemnitee") from and against, and shall compensate and reimburse each of the Selling Shareholder-Related Indemnitees for, any Damages which are suffered or incurred by any of the Selling Shareholder-Related Indemnitees or to which any of the Selling Shareholder-Related Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and which arise from or as a direct or indirect result of, or are directly or indirectly connected with:

                        (i) any Breach of any representation or warranty made by the Purchaser and InfoCast in this Agreement or in any of the other Transaction Documents;


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

                        (ii) any Breach of any covenant or obligation of the Purchaser and InfoCast; or

                        (iii) any Proceeding relating to any Breach, or Liability or matter of the type referred to in any of the clauses listed above (including any Proceeding commenced by any Selling Shareholder-Related Indemnitee for the purpose of enforcing any of its rights under this Section 10.03).

            (b) Notwithstanding anything to the contrary contained in this Agreement, any liability of the Purchaser or InfoCast hereunder, in respect of any particular Selling Shareholder-Related Indemnitee, be limited to the greater of:

                        (i) the value of the Exchangeable Shares issued to such Selling Shareholder- Related Indemnitee on Closing of the transactions contemplated hereby or;

                        (ii) the value of the Exchangeable Shares or any securities into which they may have been exchanged at the time of the liability giving rise to indemnification hereunder is determined and notice of same is
                                    communicated       to      such      Selling
                                    Shareholder-Related Indemnitee.

Section 10.4    Interest

            Any party (the "Indemnifying Party") that is required to indemnify any other Person (the "Indemnified Party") pursuant to this Article X with respect to any Damages shall also be required to pay such Indemnified Party interest on the amount of such Damages (for the period commencing as of the date on which such Indemnified Party first incurred or otherwise became subject to such Damages and ending on the date on which the applicable indemnification payment is made by such party) at a rate per annum equal to 7%.

Section X.5 Defense of Third Party Claims

            (a) In the event of the assertion or commencement by any Person of any claim or Proceeding (whether against the Purchaser, any Selling Shareholder, any other Indemnitee or any other Person) with respect to which any of the Company, any Selling Shareholder, InfoCast or the Purchaser, as an Indemnifying Party, may become obligated to indemnify, hold harmless, compensate or reimburse any Indemnitee pursuant to this Article X, the Indemnified Party shall reasonably promptly, following the Indemnified Party's actual knowledge thereof, notify such Indemnifying Party of such claim or Proceeding. The Indemnified Party shall have the right, at its election, to designate such Indemnifying Party to assume the defense of such claim or Proceeding at the sole expense of one or more of such Indemnifying Party. If the Indemnified Party so elects to designate an Indemnifying Parties to assume the defense of any such claim or
Proceeding:

                        (i) such Indemnifying Party shall proceed to defend such claim or Proceeding in a diligent manner with counsel satisfactory to the Indemnified Party;


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
                        (ii) the Indemnifying Party shall keep the Indemnified Party informed of all material developments and events relating to such claim or Proceeding;

                        (iii) the Indemnified Party shall have the right to participate in the defense of such claim or Proceeding at its sole expense, except that in the event the defense is not being conducted by the Indemnifying Party in a
                                    diligent   manner  as   recommended  by  the
                                    Company's legal counsel, paragraph (b) below shall apply; and

                        (iv) the Indemnifying Party shall not settle, adjust or compromise such claim or Proceeding without the prior written consent of the Indemnified Party.

            (b) If the Indemnified Party so proceeds with the defense of any such claim or Proceeding on its own:

                        (i) all expenses incurred and relating to the defense of such claim or Proceeding (whether or not incurred by the Indemnified Party) shall be borne and paid exclusively by the Indemnifying Party;

                        (ii) the Indemnifying Party shall make available to the Indemnified Party any documents and materials in the possession or control of the Indemnifying Party that may be necessary to the defense of such claim or Proceeding;

                        (iii) the Indemnified Party shall keep the Indemnifying Party informed of all material developments and events relating to such claim or Proceeding; and

                        (iv) the Indemnified Party shall have the right to settle, adjust or compromise such claim or Proceeding with the consent of the
                                    Indemnifying  Party,   provided,   that  the
                                    Indemnifying Party shall not unreasonably withhold such consent.


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1    Tax Elections


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

            The Selling Shareholders and the Purchaser shall elect in prescribed form and manner to have the provisions of subsection 85(1) of the Tax Act apply to the transfer of the Purchased Shares and the Selling Shareholders shall through the facilities of KPMG, deliver to and file the same with Revenue Canada, Customs, Excise and Taxation within the time prescribed in accordance with the Tax Act. The Selling Shareholders shall pay any late filing fees or penalties and shall provide the Purchaser with a copy of such forms as filed. For this purpose the Parties shall elect amounts in respect of such Purchased Shares equal to an amount to be determined by the Selling Shareholders in accordance with the limits set out in the Tax Act. The Selling Shareholders and the Purchaser shall file all necessary elections or filings under all corresponding provincial legislation to make the transfer effective on the same basis as contemplated under the Tax Act.

Section 11.2    Termination

            This Agreement may be terminated:

            (a) by the written agreement of each of the Parties;

            (b) by the Purchaser, the Company or any Selling Shareholder if there shall be in effect a non-appealable order of a court of competent jurisdiction permanently prohibiting the consummation of the Transactions; or

            (c) by the Purchaser, the Company or any Selling Shareholder if the Closing shall not have occurred on or before May 31, 1999.

Section 11.3            Governing Law

            This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the Province of Ontario.

Section 11.4            Jurisdiction; Venue

            Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any provincial or federal court located in the Province of Ontario, Canada. Each party to this Agreement:

            (a) expressly and irrevocably consents and submits to the jurisdiction of each provincial and federal court located in the Province of Ontario, Canada (and each appellate court located in the Province of Ontario, Canada) in connection with any such legal proceeding;

            (b) agrees that each provincial and federal court located in the Province of Ontario, Canada shall be deemed to be a convenient forum; and

            (c) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any provincial or federal court located in the Province of Ontario, Canada, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Section 11.5    Successors and Assigns

            This Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of each of the parties hereto. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided, however, that the Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and (ii) designate one or more of its affiliates to perform its obligations hereunder (in any or both of which cases the Purchaser nonetheless shall remain responsible for the performance of all of its obligations hereunder).

Section 11.6    Entire Agreement

            This Agreement, the other Transaction Documents and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

Section 11.7    Severability

            In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.8    Amendment and Waiver

            (a) This Agreement may be amended or modified only upon the mutual written consent of the Company, InfoCast, the Purchaser and each of the Selling Shareholders.

            (b) Any amendment,  modification or waiver effected pursuant to this
Section 11.07 shall be binding upon the Company, InfoCast, Purchaser and each of the Selling Shareholders.

Section 11.9    Notices

            All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by such party from time to time at least ten (10) days prior to the effectiveness of such notice:

if to the Company:                  Homebase Work Solutions Ltd.
                                    639-5th Avenue S.W.
                                    Suite 820
                                    Calgary, Alberta T2P 0M9
                                    Attention: Ken MacLean
                                    Telecopier: (403) 265-8626

with a copy to:                     Burnet, Duckworth & Palmer
                                    1400, 350-7th Avenue S.W.
                                    Calgary, Alberta  T2P 3N9
                                    Attention: Jeff Lawson
                                    Telecopier: (403) 260-0332

if to the Selling Shareholders:     Shareholders of Homebase Work Solutions Ltd.
                                    c/o Homebase Work Solutions Ltd.
                                    639 - 5th Avenue S.W.
                                    Suite 820
                                    Calgary, Alberta T2P 0M9
                                    Attention: Ken MacLean
                                    Telecopier: (403) 265-8626

with a copy to:                     Burnet, Duckworth & Palmer
                                    1400, 350-7th Avenue S.W.
                                    Calgary, Alberta  T2P 3N9
                                    Attention: Jeff Lawson
                                    Telecopier: (403) 260-0332

if to the Purchaser:                InfoCast Canada Inc.
                                    1 Richmond Street West
                                    Suite 901
                                    Toronto, Ontario  M5H 3W4
                                    Attention:  A.T. Griffis
                                    Telecopier: (416) 867-1681

with a copy to:                     Aird & Berlis
                                    181 Bay Street, BCE Place
                                    Suite 1800, P.O. Box 754
                                    Toronto, Ontario  M5J 2T9
                                    Attention:  M.C.G. Brown
                                    Telecopier: (416) 863-1515
if to InfoCast:                     InfoCast Corporation
                                    1 Richmond Street West
                                    Suite 901
                                    Toronto, Ontario  M5H 3W4
                                    Attention:  A.T. Griffis
                                    Telecopier: (416) 867-1681

with a copy to:                     Aird & Berlis
                                    181 Bay Street, BCE Place
                                    Suite 1800, P.O. Box 754
                                    Toronto, Ontario  M5J 2T9
                                    Attention:  M.C.G. Brown
                                    Telecopier: (416) 863-1515

Section 11.10   Counterparts

            This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Section 11.11   Attorney's Fees

            InfoCast shall bear all reasonable legal fees and expenses incurred by the Purchaser's Canadian counsel, Aird & Berlis, Toronto, Canada, in connection with the negotiation and closing of the transaction contemplated hereby. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The Company shall bear all reasonable legal fees and expenses incurred by Canadian counsel to the Company and the Selling Shareholders, Burnet, Duckworth & Palmer, Calgary, Alberta, in connection with the negotiation and closing of the transaction contemplated hereby.

Section 11.12   Delays or Omissions

            No delay or omission to exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.


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
Section 11.13   Remedies Cumulative

            All remedies, either under this Agreement or by law or otherwise afforded to any party hereto, shall be cumulative and not alternative.

Section 11.14   Ontario Securities Law Matters

            The Purchaser hereby covenants and agrees to use its best efforts to obtain, as promptly as practicable following the Closing Date, a discretionary ruling of each of the Ontario Securities Commission and the Alberta Securities Commission granting an exemption from the prospectus and registration requirements of the Ontario Act and the Alberta Act in connection with any and all trades of securities contemplated by or under the terms of the Exchangeable Shares or the Exchange Agreement, on such terms and in such form as is customary for transactions of this nature. The Controlling Shareholders covenant and agree (and each Selling Shareholder has agreed in the Non-Controlling Shareholder Letters of Transmittals) not to exercise any rights arising under the terms of the Exchangeable Shares or the Exchange Agreement that would cause the Purchaser or InfoCast to be required to effect a trade in securities that would constitute a contravention of the Ontario Act or the Alberta Act. This Section shall also operate as a waiver of the rights of a holder of Exchangeable Shares under the terms thereof such that no holder of Exchangeable Shares may exercise such rights in a manner contrary to the covenants provided for in this Section. Each Selling Shareholder agrees not to transfer any Exchangeable Shares to any person who does not first agree to be bound by the provisions of this Section, and to cause any subsequent transferee to become so bound as a condition of any subsequent transfer.


            IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                    COMPANY:


                                    HOMEBASE WORK SOLUTIONS LTD.

                                    By: /s/ (signature is illegible)
                                        -----------------------------
                                        Name:
                                        Title:

                                    SELLING SHAREHOLDERS:



Witness:                            KEN MACLEAN


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

Witness:                            DARCY GALVON



Witness:                            SCOTT FLEMING


                                    786364 ALBERTA LTD.


                                    By:
                                       Name:
                                       Title:


                                    786206 ALBERTA LTD.


                                    By:
                                       Name:
                                       Title:

                                    PURCHASER:


                                    INFOCAST CANADA CORPORATION


                                    By:
                                        Name:
                                        Title:


                                    INFOCAST CORPORATION


                                    By:
                                       Name:
                                       Title:


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